UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-04719

                      The TETON Westwood Funds

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

TETON WESTWOOD FUNDS

Mighty MitesSM Fund

SmallCap Equity Fund

Mid-Cap Equity Fund

Income Fund

Equity Fund

Balanced Fund

Intermediate Bond Fund

Annual Report

September 30, 2013

TETON WESTWOOD FUNDS

	Class AAA Shares							Class A Shares
	Average Annual Returns –September 30, 2013 (a)							Average Annual Returns – September 30, 2013 (a)(b)(e)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge
Mighty Mites	36.18%	14.57%	12.20%	12.48%	1.47%	1.47%	None	30.41%	13.38%	11.49%	11.98%	1.72%	1.72%	4.00%
SmallCap Equity	29.44	11.18	9.68	7.40	1.65	1.50	None	23.98	10.02	8.99	6.99	1.90	1.75	4.00
Mid-Cap Equity Fund	—	—	—	4.80	4.96	1.50	None	—	—	—	0.48	5.21	1.75	4.00
Income	17.03	7.52	7.42	7.48	2.82	2.00	None	12.03	6.35	6.72	7.00	3.07	2.25	4.00
Equity	20.86	6.19	8.11	9.98	1.56	1.56	None	15.72	5.15	7.39	9.59	1.81	1.81	4.00
Balanced	12.51	5.79	6.63	8.60	1.27	1.27	None	7.78	4.68	5.93	8.14	1.52	1.52	4.00
Intermediate Bond	(1.86)	3.88	3.32	5.15	1.35	1.02	None	(5.87)	2.89	2.77	4.88	1.45	1.12	4.00

	Class B Shares							Class C Shares
	Average Annual Returns – September 30, 2013 (a)(c)(e)							Average Annual Returns – September 30, 2013 (a)(d)(e)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge
Mighty Mites	30.18%	13.45%	11.35%	11.80%	2.22%	2.22%	5.00%	34.25%	13.73%	11.38%	11.83%	2.22%	2.22%	1.00%
SmallCap Equity	Class B Shares have been discontinued.							27.45	10.35	8.67	6.78	2.40	2.25	1.00
Mid-Cap Equity	Class B Shares have not been issued.							—	—	—	3.50	5.71	2.25	1.00
Income	Class B Shares have been discontinued.							15.21	6.73	6.63	6.97	3.57	2.75	1.00
Equity	Class B Shares have been discontinued.							18.91	5.40	7.29	9.52	2.31	2.31	1.00
Balanced	6.70	4.66	5.82	8.04	2.02	2.02	5.00	10.74	5.02	5.84	8.07	2.02	2.02	1.00
Intermediate Bond	(7.49)	2.72	2.54	4.68	2.10	1.77	5.00	(3.65)	3.10	2.56	4.71	2.10	1.77	1.00

	Class I Shares
	Average Annual Returns – September 30, 2013 (a)(e)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimburse- ments	Maximum Sales Charge
Mighty Mites	36.57%	14.85%	12.37%	12.58%	1.22%	1.22%	None
SmallCap Equity	29.80	11.48	9.84	7.50	1.40	1.25	None
Mid-Cap Equity	—	—	—	4.80	4.71	1.25	None
Income	17.32	7.79	7.57	7.58	2.57	1.75	None
Equity	21.19	6.47	8.27	10.04	1.31	1.31	None
Balanced	12.80	6.08	6.78	8.67	1.02	1.02	None
Intermediate Bond	(1.61)	4.11	3.45	5.21	1.10	0.77	None

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. For the SmallCap Equity, Mid-Cap Equity, Income, and Intermediate Bond Funds (and for the Mighty Mites Fund through September 30, 2005), TETON Advisors, Inc.,(“the Adviser”) reimbursed expenses to limit the expense ratio. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2015 (and for the Mid-Cap Equity Fund through May 31, 2014) and are renewable annually by the Adviser. The Funds, except for the Equity, Balanced, and Intermediate Bond Funds, imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. Performance returns for periods of less than one year are not annualized. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

(b)	Includes the effect of the maximum 4.0% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)

The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The performance for the Class A Shares, Class B Shares, and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class B Shares, Class C Shares, and Class I Shares after which shares remained continuously outstanding are listed below.

	Class AAA Shares	Class A Shares	Class B Shares	Class C Shares	Class I Shares
Mighty Mites	05/11/98	11/26/01	06/06/01	08/03/01	01/11/08
SmallCap Equity	04/15/97	11/26/01	—	11/26/01	01/11/08
Mid-Cap Equity	05/31/13	05/31/13	—	05/31/13	05/31/13
Income	09/30/97	05/09/01	—	11/26/01	01/11/08
Equity	01/02/87	01/28/94	—	02/13/01	01/11/08
Balanced	10/01/91	04/06/93	03/27/01	09/25/01	01/11/08
Intermediate Bond	10/01/91	07/26/01	03/27/01	10/22/01	01/11/08

Performance Discussion (Unaudited)

Mighty Mites Fund

For the year ended September 30, 2013, the TETON Westwood Mighty Mites Fund net asset value (“NAV”) per Class AAA Share appreciated 36.2% versus gains of 30.1% for the Russell 2000 and 32.1% for the Russell Microcap Indices. See page 4 for additional performance information.

The Fund invests in small and micro-cap equity securities that have a market capitalization of $500 million or less at time of purchase. The portfolio management team focuses on bottom up stock selection, seeking bite sized companies with excellent management teams, strong balance sheets, and superior long term fundamentals. As bottom up, fundamental, research driven investors, the team seeks to purchase the inefficiently priced stocks of excellent companies selling at a discount to their private market value (PMV). In many cases, they look for a catalyst that can unlock hidden value within the enterprise. As such, (y)our portfolio is diversified across a broad cross section of companies sharing these valuation characteristics.

Despite 2012’s headwinds of fiscal uncertainty, the U.S. economy proved resilient during the first calendar quarter. In a sign of recovery, the bellwether S&P 500 set an all time high on March 28, 2013, edging past its previous high in October 2007. Equities benefited from the Federal Reserve (the “Fed”) Chairman Ben Bernanke’s reemphasized commitment to low interest rates and continued bond buying into 2014.

During the quarter ended June 30, the equity markets continued their steady upward climb until mid June, when the Federal Reserve Chairman sent shockwaves through the financial system by implying it would lighten up on “Quantitative Easing,” or QE. For the last several years, the Fed has steadily been pumping liquidity into the economy by buying bonds at the rate of $85 billion per month.

During the third calendar quarter, equity markets rallied strongly after the Fed announced it would not taper its $85 billion bond purchase program citing the dampening effect of higher interest rates on economic growth.

The United States is in the midst of a merger and acquisition cycle fueled by record amounts of cash on corporate balance sheets and continued low interest rates. By virtue of their size, micro-caps are often prime acquisition targets as larger firms seek growth. As examples in the quarter ended September 30, there were six announced deals in the Fund: Steinway Musical Instruments, Inc. was purchased by Paulson & Co. for $40 a share in cash; Rochester Medical Corp. (0.8% of net assets as of September 30, 2013) agreed to be acquired by C.R. Bard Inc. for $20 per share in cash; Official Payments Holdings, Inc. (0.2%) agreed to be acquired by ACI Worldwide, Inc. for $8.35 per share in cash; Flow International Corp. (0.1%) agreed to be acquired by American Industrial Partners for $4.05 in cash; MAKO Surgical Corp. (0.1%) announced it would be acquired by Stryker Corp. for $30 in cash; and The Active Networks, Inc. (0.1%) announced it would be acquired by Vista Equity Partners for $14.50 in cash.

Among the better performing stocks for the fiscal year were Schiff Nutrition International, Inc., a nutritional supplement company which was acquired by Reckitt Benckiser; GenCorp, Inc. (1.8% of net assets as of September 30, 2013), a manufacturer of aerospace and defense products, and Media General Inc. (1.4%), a television broadcaster. Some of our weaker performing stocks during the year were The L.S. Starrett Co. (0.3%), a manufacturer of tools and measuring equipment; FalconStor Software Inc. (0.1%), a provider of data storage solutions; and Cincinnati Bell Inc. (0.1%), a full service provider of data and voice communications services over wireline and wireless networks.

The investment management team remains disciplined in their bottom up, value driven investment process. Despite a rising equity market, the Fund’s portfolio holdings sell at reasonable valuations and the team continues to seek out the inefficiently priced equities of companies with excellent business models and attractive growth prospects.

We appreciate your confidence and trust.

Average Annual Returns Through September 30, 2013 (a) (Unaudited)	1 Year	5 Year	10 Year	Since Inception (5/11/98)
Mighty Mites Fund Class AAA	36.18%	14.57%	12.20%	12.48%
Russell MicrocapTM Index	32.12	11.12	7.55	N/A(b)
Russell 2000 Index	30.06	11.15	9.64	6.81
Lipper Small Cap Value Fund Average	28.19	11.17	9.90	8.26(c)

In the current prospectus dated January 28, 2013, the expense ratio for Class AAA Shares is 1.47%. See page 38 for the expense ratios for the year ended September 30, 2013. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Microcap™ Index is an unmanaged indicator which measures the performance of the microcap segment of the U.S. equity market. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. The Lipper Small Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The inception date of the Russell Microcap™ Index is June 30, 2000.
(c)	Lipper Small Cap Value Fund Average since inception performance is as of April 30, 1998.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE MIGHTY MITES FUND CLASS AAA, THE RUSSELL 2000 INDEX,

AND THE RUSSELL MICROCAP™ INDEX (Unaudited)

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The Russell Microcap™ Index inception date is June 30, 2000 and the value of the Index prior to July 1, 2000 is that of the Mighty Mites Fund (Class AAA).

SmallCap Equity Fund (Unaudited)

For the year ended September 30, 2013, the TETON Westwood SmallCap Equity Fund net asset value (“NAV”) per Class AAA Share appreciated 29.4% compared with gains of 30.1% for the Russell 2000 Index. See below for additional performance information.

In the last quarter of 2012, stock prices rallied despite headwinds of anemic economic growth, high joblessness, recession in the eurozone, and worries over U.S. public finances and the fiscal cliff. Strong cumulative equity returns since 2009 in both global (up more than 70%) and domestic indices (up 120%, including dividend reinvestment) have finally reversed massive redemptions from domestic equity mutual funds. Because of this, equity valuations remain at a reasonable discount to average historical price-to-earnings (P/E) multiples.

January 2013 was the first month of net inflows for domestic equities since April 2011 and the largest month of inflows since April 2004. The recovering housing market also provided a supportive backdrop to the equity markets. The strong equity markets corrected during the second quarter of 2013 in reaction to the Federal Reserve Board’s comments regarding the tapering of bond purchases and removal of excess liquidity from the U.S. economy. Equities, however, recovered late in the quarter, decoupling from bonds, as prospects for an improving economy with lower unemployment, driven by housing and consumer spending, offset worries over Fed tightening.

For the quarter ended September 30, monetary easing by the Fed, accompanied by a growing chorus of global central banks, has created favorable liquidity conditions for the equity market. The U.S. economy has shown improvement on many fronts: jobless claims and unemployment have dropped, while housing prices continue to rise with a decline in the inventory of unsold homes. U.S. home prices in July rose by their fastest pace since 2006. The September Federal Open Market Committee surprised equity markets to the upside with the postponement of the widely expected tapering of bond purchases by the Fed. Of course, all of this must be tempered by upcoming debt ceiling discussions by a stalemated U.S. Congress.

Among the better performing stocks for the fiscal year were: AAR Corp. (2.3% of net assets as of September 30, 2013), a provider of products and services to the aviation industry; Hexcel Corp. (1.6%), a manufacturer of aerospace materials; and Goodrich Petroleum Corp. (0.7%), an independent explorer and producer of oil and gas fields. Our weaker performing stocks during the year were PRGX Global Inc. (0.4%), a provider of audit recovery systems; PetroQuest Energy Inc., an independent oil and gas company; and Allied Nevada Gold Corp., a gold and silver producer both of which were sold prior to year end.

We thank you for your continued confidence in the TETON Westwood SmallCap Equity Fund’s process.

Average Annual Returns through September 30, 2013 (a) (Unaudited)	1 Year	5 Year	10 Year	Since Inception (4/15/97)
SmallCap Equity Fund Class AAA	29.44%	11.18%	9.68%	7.40%
Russell 2000 Index	30.06	11.15	9.64	8.63

In the current prospectus dated January 28, 2013, the gross expense ratio for Class AAA Shares is 1.65%, and the net expense ratio is 1.50%, after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2014. See page 39 for the expense ratios for the year ended September 30, 2013. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND

CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-Cap Equity Fund (Unaudited)

For the period from the inception date of May 31, 2013 through September 30, 2013, the TETON Westwood Mid-Cap Equity Fund’s net asset value (“NAV”) per Class AAA Share appreciated 4.8% compared with 5.1% for the Russell Midcap Index. During the third calendar quarter, the Fund and mid-cap stocks both appreciated 7.7%.

The Fund invests primarily in mid-cap companies that the portfolio managers believe are undervalued by the market and have above average growth potential. The Fund defines mid-cap companies as those whose market capitalization (number of shares multiplied by share price) falls within a range of $1 billion to $20 billion. The portfolio managers seek to identify companies with attractive products or services, financial strength, strong competitive positions, high quality management, and reasonable valuation. As bottom up, fundamental, research driven investors, they seek to invest in attractively valued companies with strong balance sheets, secular growth, experienced management teams, solid earnings prospects, leading market shares, and superior long term fundamentals.

The market seesawed between June and September. It reacted negatively then positively to the Fed’s announcement concerning its bond buying program. At first the Fed indicated tapering that program, then it later postponed that policy in light of concerns about the dampening effects of higher interest rates on economic growth.

Among the better performing stocks from inception through September 30, 2013 were: Incyte Corp Ltd (1.0% of net assets as of September 30, 2013), a biotechnology company focused on the discovery and development of drugs for hematologic and oncology indications; MercadoLibre, Inc. (1.9%), a leading internet e-commerce site in Latin America; and Pioneer Natural Resources Co. (1.5%), an independent oil and gas exploration and production company. Some of our weaker performers were: Catamaran Corp. (2.1%), a pharmacy benefits management and healthcare IT solutions provider; Vertex Pharmaceuticals Inc. (1.4%), a biotechnology company focused on novel therapies for cystic fibrosis and hepatitis C; and Urban Outfitters, Inc. (0.8%), a lifestyle specialty retail company.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2013 (a) (Unaudited)	Since Inception (5/31/13)
Mid-Cap Equity Fund Class AAA	4.80%
Russell Midcap Index	5.12(b)

In the current prospectus dated May 28, 2013, the gross expense ratio for Class AAA Shares is 4.96%, and net expense ratio is 1.50% after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through May 31, 2014. See page 40 for the expense ratios for the period ended September 30, 2013. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Russell Midcap Index is an unmanaged indicator which measures the performance of the mid-cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Russell Midcap Index since inception performance is from May 30, 2013.

Income Fund (Unaudited)

For the year ended September 30, 2013, the TETON Westwood Income Fund net asset value (“NAV”) per Class AAA Share appreciated 17.0% compared with gains of 19.3% and 18.9% for the Standard & Poor’s (S&P) 500 Index and the Lipper Equity Income Fund Average, respectively. See below for additional performance information.

In the Fund’s first fiscal quarter, the ten sectors that make up the S&P 500 were all positive, with the best sectors being energy and industrials, which gained 17% and 15%, respectively. The two least performing sectors were telecommunications and utilities, with the stocks of these sectors gaining 6% and 7%, respectively.

The stock market rose strongly in the second quarter. The economy continued to grow, although slowly; fears of the European sovereign debt financial crisis abated, and the Federal Reserve released the results of its banking “stress test,” giving a passing grade to the majority of tested banks. The S&P 500 gained 12.6% for the best quarterly performance since 1998.

Economic growth faded in the third quarter, pressuring the stock market. As investors absorbed the economic slowdown of the third quarter, only the four less cyclical or economically sensitive sectors of the ten industry sectors in the S&P 500 had a positive return. These were the telecommunication, utility, consumer staples, and healthcare sectors. The worst performing sectors were the financial, technology, and energy sectors, sectors dependent upon a strong economy to achieve earnings. These three sectors each declined by a little over 6%.

Global equity markets rallied into a slowing world economy in the fourth quarter. Two threats continued to loom over the global economy: the lack of a budget, propelling us toward our fiscal cliff in the United States, and the eurozone debt crisis. These two worries exacerbated the pullback in spending and sent the world economy decelerating to its slowest growth since the global recession started four years ago.

Among the better performing stocks for the fiscal year were: International Paper Co. (2.8% of net assets as of September 30, 2013), a global paper and packaging company; Wells Fargo & Co. (3.0%), a bank holding company; and Pfizer Inc. (1.8%), a research based pharmaceutical company. Some of our weaker performing stocks during the year were: Waste Management Inc. (1.0%), a provider of waste management; American International Group Inc. (2.3%), a global insurance company; and Transocean Ltd. (1.1%), an international provider of offshore contract drilling services.

We appreciate your confidence and trust.

Average Annual Through September 30, 2013 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (9/30/97)
Income Fund Class AAA	17.03%	7.52%	7.42%	7.48%
S&P 500 Index	19.34	10.02	7.57	5.56
Lipper Equity Income Fund Average	18.88	9.17	7.53	5.48

In the current prospectus dated January 28, 2013, the gross expense ratio for Class AAA Shares is 2.82%. The net expense ratio is 2.00% after contractual reimbursements by Teton Advisors, Inc. (the “Adviser”) in place through January 31, 2014. See page 41 for the expense ratios for the year ended September 30, 2013. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Equity Income Fund Average includes the 30 largest equity funds tracked by Lipper, Inc. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INCOME FUND CLASS AAA,

THE S&P 500 INDEX AND THE LIPPER EQUITY INCOME FUND AVERAGE (Unaudited)

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Equity Fund (Unaudited)

The Teton Westwood Equity Fund outperformed the benchmark S&P 500 Index over the fiscal year. For the twelve months ended September 30, 2013, the Equity Fund Class AAA shares posted a return of 20.9%, net of expenses, versus the Lipper Large Cap Value Fund Average of 23.3%. The S&P 500 returned 19.3%. Driving outperformance for the twelve months was stock selection in Technology, Producer Durables, Consumer Discretionary, and Energy sectors. Allocation was additive via under weight positions in Utilities and Technology and over weights to Financial Services and Health Care.

Security selection in the Health Care, REIT, and Utilities sectors detracted from relative performance during the twelve month period.

The major detractors (considering both percentage of the portfolio and total return) to fiscal year performance were DaVita Healthcare Partners Inc. (1.8% of net assets as of September 30, 2013), Ventas Inc. (2.0%), EMC Corp., Teva Pharmaceutical, and Vodafone Group.

Top contributors to Fund performance were American International Group Inc. (3.0%), Bank of America Corp. (2.5%), The Boeing Co. (1.2%), Polaris Industries Inc.(2.4%), and General Motors.

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2013 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (1/2/87)
Equity Fund Class AAA	20.86%	6.19%	8.11%	9.98%
S&P 500 Index	19.34	10.02	7.57	9.99(b)

In the current prospectus dated January 28, 2013, the expense ratio for Class AAA Shares is 1.56%. See page 42 for the expense ratios for the year ended September 30, 2013. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	S&P 500 Index since inception performance are as of December 31, 1986.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE EQUITY FUND CLASS AAA AND THE S&P 500 INDEX (Unaudited)

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Balanced Fund (Unaudited)

For twelve months ended September 30, 2013, the Teton Westwood Balanced Fund Class AAA Shares posted a return of 12.5%, net of expenses, versus the Lipper Mixed Asset Target Allocation Moderate Fund Average of 10.9%. The Fund’s return nicely exceeded a common balanced benchmark comprised of 60% S&P 500 Index and 40% of the Barclays Capital Government/Credit Bond Index which returned 10.8%.

The Fund is designed to provide exposure to equities while reducing overall risk through investment in short-to-intermediate fixed income securities. The bond portion typically invests in high quality notes with lower interest rate sensitivity (and generally a shorter maturity) than the typical bond index, with the objective of dampening the volatility of equity holdings. This lower interest rate sensitivity greatly benefited the bond portion of the Fund over the twelve months, as did a general overweight to stocks relative to bonds.

Driving outperformance for the equity portion for the twelve months was stock selection in Technology, Producer Durables, Consumer Discretionary, and Energy sectors. Allocation was additive via under weight positions in Utilities and Technology and over weights to Financial Services and Health Care. Security selection in the Health Care and REIT sectors detracted from relative performance during the twelve month period. The major detractors to fiscal year performance were DaVita Healthcare Partners Inc. (1.2% of net assets as of September 30, 2013) and Ventas Inc. (1.2%). Top contributors to Fund performance were American International Group Inc. (1.8%), Bank of America Corp. (1.5%), The Boeing Co. (0.8%), and Polaris Industries Inc. (1.4%).

Top contributing fixed income holdings for the fiscal year (considering both percentage of the Fund and total return) were short term notes in Financial and Industrial sectors: Barclays Bank plc 5.0% due 22-Sep-2016 (1.0%), Bank of America Corp. 5.375% due 15-Jun-2014 (1.6%), Citigroup Inc. 5.5% due 15-Oct-2014 (1.4%), Anadarko Petroleum Corp 5.95% due 15-Sep-2016 (1.4%), and Vornado Realty LP 4.25% due 01-Apr-2015 (0.9%). The five fixed income securities detracting the most were three US Treasury Inflation-Protected Securities (TIPS): 1.375% due 15-Jan-2020 (1.4%), 2.125% due 15-Jan-2019 (1.3%), and 2.5% due 15-Jul-2016 (1.8%); a corporate note issued by Intel Corp 3.3% due 01-Oct-2021 (1.2%), and a US Agency note issued by Freddie Mac 3.75% due 27-Mar-2019 (2.0%).

We appreciate your confidence and trust.

Average Annual Returns through September 30, 2013 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (10/1/91)
Balanced Fund Class AAA	12.51%	5.79%	6.63%	8.60%
Barclays Government/Credit Bond Index	(1.96)	5.71	4.52	6.31(c	)
S&P 500 Index	19.34	10.02	7.57	9.09(c	)
60% S&P 500 Index and 40% Barclays Government/Credit Bond Index (b)	10.82	8.30	6.35	7.98

In the current prospectus dated January 28, 2013, the expense ratio for Class AAA Shares is 1.27%. See page 43 for the expense ratios for the year September 30, 2013. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. TETON Advisors, LLC, the Adviser reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The S&P 500 Index is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Blended Index consists of a 60% blend of each of the S&P 500 Index and 40% Barclays Government/Credit Bond Index.
(c)	S&P 500 Index and Barclays Government/Credit Bond Index since inception performance are as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA,

THE S&P 500 INDEX, AND A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF

THE BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Intermediate Bond Fund (Unaudited)

For the year ended September 30, 2013, the TETON Westwood Intermediate Bond Fund net asset value (“NAV”) per Class AAA Share declined 1.9% compared with the Barclays Government/Credit Bond Index which was down 2.0%. See below for additional performance information.

During the fourth calendar quarter of 2012, concerns about the fiscal cliff and the resulting impact on the economy if no agreement were reached, drove sentiment and the broad market lower. Treasury yields finished the year largely unchanged in the final quarter of 2012. Providing some support to the bond market was the Federal Reserve’s decision to increase the amount of quantitative easing in 2013.

Short and intermediate Treasury yields finished the first quarter of 2013 largely unchanged, resulting in slightly positive gains for the quarter. However, an increase in longer term yields produced negative returns for the long maturity portion of the market.

During the second quarter of 2013, when Federal Reserve Chairman Ben Bernanke signaled that the pace of bond purchases by the Federal Reserve could come to an end earlier than many expected, bond investors saw little reason to wait and began to reduce their fixed income holdings. As a result, interest rates rose sharply in May and June, with the yield on the 10 year Treasury moving from 1.6% to 2.6% in just over six weeks. Corporate bonds were negatively impacted as widening credit spreads served as an additional drag on performance.

Overall performance for the three months ended September 30, 2013 was largely flat. Fixed income investors were caught off guard by the Federal Reserve’s decision not to scale back the pace of its monthly Treasury and mortgage purchases.

The five top contributing Fund securities for the fiscal year were all in the strongest sector – Financial Bonds: Barclays Bank plc 5.0% due 22-Sep-2016 (1.1% of net assets as of September 30, 2013), Bank of America Corp 5.375% due 15-Jun-2014 (1.4%), Merrill Lynch & Co Inc. 5.0% due 15-Jan-2015 (1.3%), Citigroup Inc. 5.5% due 15-Oct-2014 (1.2%), and Vornado Realty LP 4.25% due 01-Apr-2015 (1.2%). The five leading detractors during the fiscal year included two Treasury Inflation Protected Securities, a US Agency note, and two corporate notes: US TIPs 2.5% due 15-Jan-2029 (2.1%), and 1.375% due 15-Jan-2020 (1.6%), Freddie Mac 2.375% due 13-Jan-2022, and Occidental Petroleum Corp 2.7% due 15-Feb-2023 both of which were sold prior to year end, and Intel Corp 3.3% due 01-Oct-2021 (1.5%), respectively.

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2013 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (10/1/91)
Intermediate Bond Fund Class AAA	(1.86)%	3.88%	3.32%	5.15%
Barclays Government/Credit Bond Index	(1.96)	5.71	4.52	6.31(b)

In the current prospectus dated January 28, 2013, the gross expense ratio for AAA Shares is 1.35%. The net expense ratio is 1.00%, after contractual reimbursements by Teton Advisors Inc. (the “Adviser”) in place through January 31, 2014. See page 44 for the expense ratios for the year ended September 30, 2013. Class AAA Shares do not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetonadv.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Barclays Government/Credit Bond Index since inception performance is as of September 30, 1991.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE

INTERMEDIATE BOND FUND CLASS AAA AND

THE BARCLAYS GOVERNMENT/CREDIT BOND INDEX (Unaudited)

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Morningstar® Ratings Based on Risk Adjusted Returns as of September 30, 2013. (Unaudited)

		Overall Rating		3 Year Rating		5 Year Rating		10 Year Rating
FUND	Morningstar Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

TETON Westwood Mighty Mites AAA	Small Blend	«««««	598	«««	598	«««««	532	«««««	329
TETON Westwood Mighty Mites A	Small Blend	«««««	598	«««	598	«««««	532	«««««	329
TETON Westwood Mighty Mites B	Small Blend	«««««	598	«««	598	«««««	532	«««««	329
TETON Westwood Mighty Mites C	Small Blend	«««««	598	«««	598	«««««	532	«««««	329
TETON Westwood Mighty Mites I	Small Blend	«««« «	598	««««	598	«««« «	532	«««« «	329

TETON Westwood SmallCap Equity AAA	Small Blend	««	598	««	598	««	532	««	329
TETON Westwood SmallCap Equity A	Small Blend	«	598	«	598	«	532	««	329
TETON Westwood SmallCap Equity C	Small Blend	«	598	««	598	«	532	«	329
TETON Westwood SmallCap Equity I	Small Blend	««	598	««	598	««	532	««	329

TETON Westwood Mid-Cap Equity AAA	Mid-Cap Growth	—	—	—	—	—	—	—	—
TETON Westwood Mid-Cap Equity A	Mid-Cap Growth	—	—	—	—	—	—	—	—
TETON Westwood Mid-Cap Equity C	Mid-Cap Growth	—	—	—	—	—	—	—	—
TETON Westwood Mid-Cap Equity I	Mid-Cap Growth	—	—	—	—	—	—	—	—

TETON Westwood Income AAA	Large Value	«««	1043	««	1043	«««	926	««««	608
TETON Westwood Income A	Large Value	««	1043	««	1043	««	926	«««	608
TETON Westwood Income C	Large Value	«««	1043	««	1043	«««	926	«««	608
TETON Westwood Income I	Large Value	«««	1043	«««	1043	«««	926	««««	608

TETON Westwood Equity AAA	Large Value	«««	1043	«««	1043	««	926	««««	608
TETON Westwood Equity A	Large Value	««	1043	««	1043	«	926	«««	608
TETON Westwood Equity C	Large Value	««	1043	««	1043	«	926	«««	608
TETON Westwood Equity I	Large Value	««	1043	«««	1043	««	926	««««	608

TETON Westwood Balanced AAA	Moderate Allocation	«««	773	«««	773	««	699	««««	426
TETON Westwood Balanced A	Moderate Allocation	««	773	««	773	«	699	«««	426
TETON Westwood Balanced B	Moderate Allocation	««	773	««	773	«	699	«««	426
TETON Westwood Balanced C	Moderate Allocation	««	773	«««	773	«	699	«««	426
TETON Westwood Balanced I	Moderate Allocation	««	773	«««	773	««	699	««««	426

TETON Westwood Intermediate Bond AAA	Intermediate-Term Bond	««	1021	«	1021	«	876	««	618
TETON Westwood Intermediate Bond A	Intermediate-Term Bond	«	1021	«	1021	«	876	«	618
TETON Westwood Intermediate Bond B	Intermediate-Term Bond	«	1021	«	1021	«	876	«	618
TETON Westwood Intermediate Bond C	Intermediate-Term Bond	«	1021	«	1021	«	876	«	618
TETON Westwood Intermediate Bond I	Intermediate-Term Bond	«	1021	««	1021	«	876	««	618

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three, five and ten year (if applicable) Morningstar Rating metrics. Data presented reflects past performance, which is no guarantee of future results. Ratings are for Class AAA, A, B, C, or I Shares; other classes may have different performance characteristics. Unrated classes of fund shares are not listed. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Strong relative performance is not indicative of positive fund returns. © 2013 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Teton Advisors, Inc. is the investment manager for all TETON Westwood Funds. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of a fund carefully before investing. Each Fund’s prospectus contains this and other information about the Funds and is available by calling 800-WESTWOOD, online at www.tetonadv.com, or from your financial adviser. The prospectus should be read carefully before investing.

Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580. Call 800-WESTWOOD for a prospectus.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2013 through September 30, 2013

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2013.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited) (Continued)

For the Six Month Period from April 1, 2013 through September 30, 2013

Expense Table

	Actual Fund Return				Hypothetical 5% Return
	Beginning Account Value 04/01/13	Ending Account Value 09/30/13	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value 04/01/13	Ending Account Value 09/30/13	Annualized Expense Ratio	Expenses Paid During Period*

TETON Westwood Mighty Mites Fund
Class AAA	$1,000.00	$1,151.40	1.40%	$7.55	$1,000.00	$1,018.05	1.40%	$7.08
Class A	$1,000.00	$1,149.90	1.65%	$8.89	$1,000.00	$1,016.80	1.65%	$8.34
Class B	$1,000.00	$1,147.30	2.15%	$11.57	$1,000.00	$1,014.29	2.15%	$10.86
Class C	$1,000.00	$1,147.00	2.15%	$11.57	$1,000.00	$1,014.29	2.15%	$10.86
Class I	$1,000.00	$1,153.10	1.15%	$6.21	$1,000.00	$1,019.30	1.15%	$5.82

TETON Westwood SmallCap Equity Fund
Class AAA	$1,000.00	$1,114.00	1.50%	$7.95	$1,000.00	$1,017.55	1.50%	$7.59
Class A	$1,000.00	$1,112.30	1.75%	$9.27	$1,000.00	$1,016.29	1.75%	$8.85
Class C	$1,000.00	$1,109.30	2.25%	$11.90	$1,000.00	$1,013.79	2.25%	$11.36
Class I	$1,000.00	$1,114.90	1.25%	$6.63	$1,000.00	$1,018.80	1.25%	$6.33

TETON Westwood Mid-Cap Equity Fund
Class AAA	$1,000.00	$1,048.00	1.50%	$5.05	$1,000.00	$1,011.51	1.50%	$4.96
Class A	$1,000.00	$1,047.00	1.75%	$5.89	$1,000.00	$1,010.68	1.75%	$5.78
Class C	$1,000.00	$1,045.00	2.25%	$7.56	$1,000.00	$1,009.04	2.25%	$7.43
Class I	$1,000.00	$1,048.00	1.25%	$4.21	$1,000.00	$1,012.33	1.25%	$4.13

TETON Westwood Income Fund
Class AAA	$1,000.00	$1,050.20	2.00%	$10.28	$1,000.00	$1,015.04	2.00%	$10.10
Class A	$1,000.00	$1,048.40	2.25%	$11.55	$1,000.00	$1,013.79	2.25%	$11.36
Class C	$1,000.00	$1,046.20	2.75%	$14.11	$1,000.00	$1,011.28	2.75%	$13.87
Class I	$1,000.00	$1,050.40	1.75%	$9.00	$1,000.00	$1,016.29	1.75%	$8.85

TETON Westwood Equity Fund
Class AAA	$1,000.00	$1,080.00	1.58%	$8.24	$1,000.00	$1,017.15	1.58%	$7.99
Class A	$1,000.00	$1,078.30	1.83%	$9.53	$1,000.00	$1,015.89	1.83%	$9.25
Class C	$1,000.00	$1,075.70	2.33%	$12.12	$1,000.00	$1,013.39	2.33%	$11.76
Class I	$1,000.00	$1,080.90	1.32%	$6.89	$1,000.00	$1,018.45	1.32%	$6.68

TETON Westwood Balanced Fund
Class AAA	$1,000.00	$1,044.60	1.27%	$6.51	$1,000.00	$1,018.70	1.27%	$6.43
Class A	$1,000.00	$1,043.90	1.52%	$7.79	$1,000.00	$1,017.45	1.52%	$7.69
Class B	$1,000.00	$1,041.70	2.02%	$10.34	$1,000.00	$1,014.94	2.02%	$10.20
Class C	$1,000.00	$1,041.60	2.02%	$10.34	$1,000.00	$1,014.94	2.02%	$10.20
Class I	$1,000.00	$1,046.80	1.02%	$5.23	$1,000.00	$1,019.95	1.02%	$5.16

TETON Westwood Intermediate Bond Fund
Class AAA	$1,000.00	$982.80	1.00%	$4.97	$1,000.00	$1,020.05	1.00%	$5.06
Class A	$1,000.00	$982.30	1.10%	$5.47	$1,000.00	$1,019.55	1.10%	$5.57
Class B	$1,000.00	$978.70	1.75%	$8.68	$1,000.00	$1,016.29	1.75%	$8.85
Class C	$1,000.00	$978.30	1.75%	$8.68	$1,000.00	$1,016.29	1.75%	$8.85
Class I	$1,000.00	$984.10	0.75%	$3.73	$1,000.00	$1,021.31	0.75%	$3.80

*

Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365; with the exception of TETON Westwood Mid-Cap Equity Fund which is 120 days past inception.

Summary of Portfolio Holdings (Unaudited)
The following tables present portfolio holdings as a percent of net assets as of September 30, 2013:

TETON Westwood Mighty Mites Fund

U.S. Government Obligations	25.8%	Entertainment	0.8%
Health Care	7.2%	Consumer Services	0.6%
Diversified Industrial	7.0%	Energy and Utilities: Natural Gas	0.6%
Equipment and Supplies	5.1%	Building and Construction	0.6%
Automotive: Parts and Accessories	4.3%	Energy and Utilities: Water	0.6%
Financial Services	4.3%	Metals and Mining	0.6%
Business Services	4.2%	Educational Services	0.5%
Computer Software and Services	3.8%	Manufactured Housing and Recreational Vehicles	0.5%
Electronics	3.7%	Automotive	0.4%
Food and Beverage	3.5%	Energy and Utilities: Oil	0.4%
Broadcasting	3.3%	Energy and Utilities: Integrated	0.4%
Aviation: Parts and Services	2.9%	Agriculture	0.3%
Restaurants	2.3%	Environmental Control	0.3%
Consumer Products	2.2%	Communications Equipment	0.3%
Retail	2.2%	Aerospace and Defense	0.2%
Hotels and Gaming	1.9%	Transportation	0.2%
Specialty Chemicals	1.8%	Paper and Forest Products	0.2%
Publishing	1.6%	Airlines	0.1%
Telecommunications	1.6%	Closed-End Business Development Company	0.1%
Machinery	1.6%	Home Furnishings	0.0%
Energy and Utilities: Services	1.2%	Other Assets and Liabilities (Net)	(1.3)%

Real Estate	1.2%		100.0%

Semiconductors	0.9%

TETON Westwood SmallCap Equity Fund

Financial Services	15.0%	Telecommunications	2.5%
Energy and Utilities	8.8%	U.S. Government Obligations	2.3%
Business Services	8.4%	Consumer Products	2.1%
Electronics	8.0%	Metals and Mining	1.3%
Semiconductors	7.8%	Computer Hardware	1.1%
Computer Software and Services	7.7%	Specialty Chemicals	0.9%
Health Care	7.1%	Entertainment	0.5%
Retail	6.8%	Publishing	0.2%
Diversified Industrial	6.3%	Communications Equipment	0.1%
Aerospace	3.9%	Other Assets and Liabilities (Net)	0.2%

Building and Construction	3.3%		100.0%

Equipment and Supplies	3.0%
Machinery	2.7%

TETON Westwood Mid-Cap Equity Fund

Financials	19.8%	Energy	7.0%
Consumer Discretionary	17.1%	U.S. Government Obligations	7.0%
Health Care	14.8%	Consumer Staples	4.2%
Industrials	13.7%	Utilities	3.1%
Information Technology	13.2%	Materials	2.9%
		Other Assets and Liabilities (Net)	(2.8)%

			100.0%

Summary of Portfolio Holdings (Unaudited) (Continued)

TETON Westwood Income Fund

U.S. Government Obligations	17.8%	Consumer Staples	2.3%
Health Care	14.4%	Electronics	2.2%
Financial Services	10.6%	Automotive	2.2%
Energy and Utilities: Oil	6.7%	Wireless Communications	2.1%
Diversified Industrial	5.8%	Retail	1.8%
Food and Beverage	5.6%	Machinery	1.7%
Energy and Utilities: Services	4.4%	Real Estate Investment Trusts	1.4%
Specialty Chemicals	4.0%	Energy and Utilities: Integrated	1.1%
Energy and Utilities: Water	3.2%	Metals and Mining	1.0%
Banking	3.0%	Environmental Services	1.0%
Computer Hardware	2.9%	Agriculture	0.4%
Paper and Forest Products	2.8%	Communications Equipment	0.1%
Telecommunications	2.8%	Other Assets and Liabilities	(6.1)%

Energy and Utilities: Natural Gas	2.5%		100.0%

Consumer Products	2.3%

TETON Westwood Equity Fund

Health Care	14.4%	Telecommunications	2.6%
Banking	12.9%	Manufactured Housing and Recreational Vehicles	2.4%
Financial Services	10.2%	Cable and Satellite	2.3%
Energy: Oil	8.5%	Transportation	2.0%
Food and Beverage	5.4%	Real Estate Investment Trusts	2.0%
Entertainment	5.3%	Business Services	2.0%
Aerospace	4.7%	Energy: Natural Gas	1.1%
Retail	4.3%	Mutual Funds	1.1%
Computer Software and Services	4.3%	Electronics	1.0%
Energy: Integrated	3.2%	Other Assets and Liabilities (Net)	0.8%

Communications Equipment	3.2%		100.0%

Consumer Products	3.2%
Diversified Industrial	3.1%

TETON Westwood Balanced Fund

Banking	13.8%	Consumer Products	2.6%
Energy: Oil	10.1%	Electronics	2.4%
U.S. Government Obligations	9.3%	Diversified Industrial	2.2%
Health Care	9.1%	Real Estate Investment Trusts	2.1%
Financial Services	7.5%	Energy: Integrated	1.9%
Federal National Mortgage Association	4.2%	Cable and Satellite	1.6%
Retail	3.8%	Manufactured Housing and Recreational Vehicles	1.4%
Food and Beverage	3.5%	Business Services	1.2%
Transportation	3.5%	Metals and Mining	0.9%
Entertainment	3.3%	Wireless Communications	0.9%
Communications Equipment	3.3%	Energy: Natural Gas	0.7%
Mutual Funds	3.2%	Telecommunications	0.4%
Aerospace	3.0%	Other Assets and Liabilities (Net)	(1.5)%

Federal Home Loan Mortgage Corp	3.0%		100.0%

Computer Software and Services	2.6%

TETON Westwood Intermediate Bond Fund

Corporate Bonds	40.7%	Mutual Funds	10.2%
U.S. Government Agency Obligations	34.2%	Other Assets and Liabilities (Net)	(4.0)%

U.S. Government Obligations	18.9%		100.0%

The TETON Westwood Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Funds at 800-WESTWOOD (800-937-8966). The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-WESTWOOD (800-937-8966); (ii) writing to The TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

TETON Westwood Mighty Mites Fund

Schedule of Investments — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 75.4%
	Aerospace and Defense — 0.2%
159,494	Innovative Solutions & Support Inc.	$670,623	$1,269,572
162,229	Kratos Defense & Security Solutions Inc.†	1,709,246	1,343,256

		2,379,869	2,612,828

	Agriculture — 0.3%
225	J.G. Boswell Co.	144,675	196,875
115,016	Limoneira Co.	2,355,878	2,953,611

		2,500,553	3,150,486

	Airlines — 0.1%
225,000	AMR Corp.†	86,373	924,750

	Automotive — 0.4%
26,200	Lithia Motors Inc., Cl. A	462,577	1,911,552
66,500	Sonic Automotive Inc., Cl. A	849,600	1,582,700
73,000	Wabash National Corp.†	137,782	851,180

		1,449,959	4,345,432

	Automotive: Parts and Accessories — 4.2%
5,000	China Automotive Systems Inc.†	25,813	37,350
105,000	Dana Holding Corp.	624,230	2,398,200
222,622	Federal-Mogul Corp.†	2,107,730	3,737,823
27,800	Gentherm Inc.†	404,618	530,424
146,600	Modine Manufacturing Co.†	1,154,273	2,144,758
60,000	Puradyn Filter Technologies Inc.†	13,098	10,800
32,017	Shiloh Industries Inc.	331,397	419,423
27,200	Spartan Motors Inc.	137,501	165,104
199,954	Standard Motor Products Inc.	1,913,878	6,430,521
188,796	Strattec Security Corp.(a)	4,088,424	7,240,327
518,013	Superior Industries International Inc.	9,335,599	9,236,172
39,000	Tenneco Inc.†	121,471	1,969,500
599,377	The Pep Boys - Manny, Moe & Jack†	6,424,500	7,474,231
66,365	Tower International Inc.†	874,522	1,326,636
116,831	West Marine Inc.†	1,366,836	1,425,338

		28,923,890	44,546,607

	Aviation: Parts and Services — 2.9%
13,500	Astronics Corp.†	180,657	671,085
3,577	Astronics Corp., Cl. B†	47,527	178,385
119,485	Ducommun Inc.†	2,004,753	3,426,830
1,208,800	GenCorp Inc.†	5,446,510	19,377,064
174,701	Kaman Corp.	4,150,002	6,614,180

		11,829,449	30,267,544

	Broadcasting — 3.3%
614,200	ACME Communications Inc.	22,436	42,994
574,282	Beasley Broadcast Group Inc., Cl. A(a)	3,078,926	4,990,511
150,000	Crown Media Holdings Inc., Cl. A†	526,965	462,000
36,700	Cumulus Media Inc., Cl. A†	166,594	194,510
73,800	Entercom Communications Corp., Cl. A†	57,010	647,964
615,500	Gray Television Inc.†	464,274	4,831,675
32,032	Gray Television Inc., Cl. A†	59,369	232,072
159,366	LIN Media LLC, Cl. A†	2,470,173	3,233,536
1,035,029	Media General Inc., Cl. A†	4,634,032	14,759,514
546,227	Salem Communications Corp., Cl. A	2,951,211	4,522,760

Shares		Cost	Market Value
37,000	Sinclair Broadcast Group Inc., Cl. A	$61,858	$1,240,240

		14,492,848	35,157,776

	Building and Construction — 0.6%
835,065	Huttig Building Products Inc.†	886,439	2,054,260
175,000	Material Sciences Corp.†	325,682	1,641,500
79,174	MYR Group Inc.†	1,744,765	1,923,928
500	Nortek Inc.†	20,053	34,355
37,300	The Monarch Cement Co.	948,392	941,265

		3,925,331	6,595,308

	Business Services — 4.2%
269,500	ACCO Brands Corp.†	2,066,858	1,789,480
190,000	Ascent Capital Group Inc., Cl. A†	5,115,324	15,317,800
19,000	Cenveo Inc.†	63,979	56,050
672,189	Edgewater Technology Inc.†(a)	2,066,284	3,542,436
50,000	Fortegra Financial Corp.†	394,500	425,500
101,271	GP Strategies Corp.†	928,058	2,655,326
23,300	ICF International Inc.†	558,939	825,053
669,560	Internap Network Services Corp.†	4,669,697	4,653,442
32,029	KAR Auction Services Inc.	443,660	903,538
1,500	Liquidity Services Inc.†	7,977	50,340
19,000	Macquarie Infrastructure Co. LLC	332,613	1,017,260
25,000	McGrath RentCorp	670,044	892,500
460,010	ModusLink Global Solutions Inc.†	1,844,684	1,260,427
30,000	Pendrell Corp.†	48,782	58,200
182,572	Pfsweb Inc.†	786,725	1,089,955
195,175	PRGX Global Inc.†	1,148,690	1,221,795
291,900	Pure Technologies Ltd.†	1,348,730	1,371,580
120,438	Stamps.com Inc.†	1,158,029	5,531,717
570,000	Swisher Hygiene Inc.†	663,392	359,691
51,700	The Active Network Inc.†	277,235	739,827
172,300	Trans-Lux Corp.†	76,846	43,075

		24,671,046	43,804,992

	Closed-End Business Development Company — 0.1%
45,000	MVC Capital Inc.	499,586	587,700

	Communications Equipment — 0.3%
93,189	Communications Systems Inc.	1,002,306	1,053,968
381,000	Sycamore Networks Inc.	983,589	182,880
289,577	Symmetricom Inc.†	1,584,440	1,395,761
3,000	Technical Communications Corp.	18,350	20,070
30,000	ViewCast.com Inc.†	14,100	1,200

		3,602,785	2,653,879

	Computer Software and Services — 3.8%
74,517	Blucora Inc.†	1,225,863	1,712,401
331,400	Callidus Software Inc.†	1,847,278	3,038,938
50,487	Carbonite Inc.†	508,891	757,305
16,000	Cinedigm Digital Cinema Corp., Cl. A†	27,077	24,000
141,239	Computer Task Group Inc.	1,666,866	2,282,422
28,100	Constant Contact Inc.†	392,805	665,689
72,000	CyrusOne Inc.	1,368,000	1,366,560
20,000	Daegis Inc.†	29,483	19,000
61,800	Digital River Inc.†	1,161,642	1,104,366
115,000	EarthLink Inc.	797,701	569,250
110,000	Emulex Corp.†	843,893	853,600
800,000	FalconStor Software Inc.†	2,747,135	1,056,000
463,161	Furmanite Corp.†	2,751,036	4,585,294
1,410	Gemalto NV	8,172	151,400
676,273	Global Sources Ltd.†	4,840,483	5,017,946
29,200	GSE Systems Inc.†	159,350	45,844
564,790	Guidance Software Inc.†	4,647,522	5,122,645

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
350,000	Harris Interactive Inc.†	$396,911	$700,000
144,117	iGO Inc.†	484,026	451,086
437,709	Lionbridge Technologies Inc.†	1,558,896	1,615,146
29,500	Mercury Systems Inc.†	166,227	294,705
252,500	Mitek Systems Inc.†	971,310	1,307,950
4,400	MTS Systems Corp.	166,619	283,140
211,031	Official Payments Holdings Inc.†	1,350,491	1,755,778
12,000	Qualstar Corp.†	17,642	16,320
78,786	Qumu Corp.†	824,796	977,734
51,541	Schawk Inc.	793,623	764,868
203,762	SeaChange International Inc.†	2,355,340	2,337,150
311,500	Speed Commerce Inc.†	855,392	1,021,720
3,800	Tyler Technologies Inc.†	39,378	332,386

		35,003,848	40,230,643

	Consumer Products — 2.2%
25,800	Bassett Furniture Industries Inc.	399,137	417,702
70,082	Blyth Inc.	1,120,897	969,234
2,000	Brunswick Corp.	30,085	79,820
45,087	Callaway Golf Co.	299,821	321,019
330,220	Costa Inc.†	3,544,586	6,280,784
3,500	Johnson Outdoors Inc., Cl. A†	29,026	93,870
97,576	Kid Brands Inc.†	676,782	143,437
11,400	Lakeland Industries Inc.†	109,829	61,560
973,268	Marine Products Corp.	6,241,432	8,837,273
13,000	MarineMax Inc.†	63,807	158,600
200	National Presto Industries Inc.	5,745	14,082
45,131	Nautilus Inc.†	305,411	325,846
130,009	Oil-Dri Corp. of America	2,310,084	4,386,504
5,700	PC Group Inc.†	3,465	85
10,400	Syratech Corp.†	2,600	31
177,917	The Wet Seal Inc., Cl. A†	660,034	699,214
119,200	ValueVision Media Inc., Cl. A†	546,447	518,520

		16,349,188	23,307,581

	Consumer Services — 0.6%
508,804	1-800-FLOWERS.COM Inc., Cl. A†	1,494,779	2,508,404
35,000	Bowlin Travel Centers Inc.†	41,597	48,125
800	Collectors Universe Inc.	783	11,744
52,225	JTH Holding Inc., Cl. A†	902,107	989,664
200,000	Stewart Enterprises Inc., Cl. A	1,352,176	2,628,000
1,000	Valassis Communications Inc.	1,325	28,880
47,705	XO Group Inc.†	423,977	616,349

		4,216,744	6,831,166

	Diversified Industrial — 7.0%
20,000	A.M. Castle & Co.†	219,152	322,000
42,300	American Railcar Industries Inc.	564,671	1,659,429
218,300	Ampco-Pittsburgh Corp.	5,316,805	3,911,936
168,000	Burnham Holdings Inc., Cl. A(a)	2,435,917	3,129,000
125,622	Chase Corp.	1,758,783	3,690,774
124,300	Columbus McKinnon Corp.†	2,055,370	2,986,929
247,400	FormFactor Inc.†	1,876,728	1,697,164
43,800	Graham Corp.	628,016	1,582,494
307,706	Griffon Corp.	3,245,216	3,858,633
393,800	Handy & Harman Ltd.†	2,260,667	9,400,006
25,000	Haulotte Group SA†	134,090	317,582
21,000	Haynes International Inc.	1,031,970	951,930
100,000	Insignia Systems Inc.†	276,093	269,000
247,292	Katy Industries Inc.†	268,573	174,452
27,464	L.B. Foster Co., Cl. A	946,038	1,256,203
80,000	Lawson Products Inc.†	1,156,128	824,800
183,949	Lydall Inc.†	1,744,412	3,158,404
64,255	Magnetek Inc.†	1,161,363	1,137,956
343,000	Myers Industries Inc.	3,331,780	6,897,730
1,000	National Technical Systems Inc.†	22,894	22,850

Shares		Cost	Market Value
220,500	Park-Ohio Holdings Corp.†	$4,014,966	$8,471,610
6,200	Raven Industries Inc.	169,938	202,802
66,666	Rubicon Ltd.†	37,762	19,379
15,200	RWC Inc.†	257,184	148,960
391,235	Sevcon Inc.†(a)	2,019,344	1,897,490
73,000	Standex International Corp.	2,162,245	4,336,200
110,669	Steel Partners Holdings LP†	1,536,312	1,662,248
119,983	Tredegar Corp.	2,177,326	3,119,558
223,422	Twin Disc Inc.	4,835,959	5,838,017
64,990	Vishay Precision Group Inc.†	1,064,127	945,605

		48,709,829	73,891,141

	Educational Services — 0.5%
365,000	Corinthian Colleges Inc.†	1,853,818	799,350
330,100	Universal Technical Institute Inc.	5,942,739	4,004,113

		7,796,557	4,803,463

	Electronics — 3.7%
30,500	Alliance Semiconductor Corp.†	64,946	15,555
14,000	Badger Meter Inc.	477,554	651,000
27,396	Ballantyne Strong Inc.†	123,830	116,707
112,300	Bel Fuse Inc., Cl. A(a)	2,112,836	1,945,036
2,000	Benchmark Electronics Inc.†	34,870	45,780
55,000	BTU International Inc.†	219,541	164,450
348,500	CTS Corp.	2,864,965	5,495,845
38,138	Daktronics Inc.	359,566	426,764
101,867	Dialight plc	1,243,483	1,871,767
137,249	Electro Scientific Industries Inc.	1,685,641	1,607,186
34,000	IMAX Corp.†	143,748	1,028,160
20,000	Iteris Inc.†	32,200	36,600
50,000	Mesa Laboratories Inc.	1,255,422	3,380,500
72,800	Methode Electronics Inc.	363,791	2,038,400
140,360	MOCON Inc.	2,046,346	1,920,125
53,256	MoSys Inc.†	100,121	198,112
63,800	Newport Corp.†	399,295	997,194
51,200	Park Electrochemical Corp.	1,095,342	1,466,880
70,000	Pericom Semiconductor Corp.†	699,279	546,000
12,000	Pulse Electronics Corp.†	450,961	46,800
53,874	Rofin-Sinar Technologies Inc.†	1,263,777	1,304,290
79,000	Schmitt Industries Inc.†	214,990	204,215
6,776	Sparton Corp.†	77,815	172,788
275,200	Stoneridge Inc.†	1,430,239	2,974,912
34,000	Texas Industries Inc.†	1,134,243	2,254,540
134,900	Ultra Clean Holdings†	287,575	932,159
256,732	Ultralife Corp.†	1,366,682	1,026,928
79,200	Ultratech Inc.†	1,366,847	2,399,760
204,000	Zygo Corp.†	1,619,907	3,259,920

		24,535,812	38,528,373

	Energy and Utilities: Integrated — 0.4%
119,535	Broadwind Energy Inc.†	579,105	935,959
159,500	Headwaters Inc.†	656,007	1,433,905
29,500	MGE Energy Inc.	1,030,612	1,609,225

		2,265,724	3,979,089

	Energy and Utilities: Natural Gas — 0.6%
71,554	Abraxas Petroleum Corp.†	291,491	183,894
22,342	American DG Energy Inc.†	57,459	35,077
32,500	Chesapeake Utilities Corp.	899,926	1,705,925
90,570	Corning Natural Gas Corp.	1,015,904	1,571,389
88,080	Delta Natural Gas Co. Inc.	1,267,407	1,945,687
2,234	EuroSite Power Inc.†	1,452	1,005
2,000	Gas Natural Inc.	19,998	20,400
95,800	Gastar Exploration Ltd.†	406,048	378,410
3,000	Piedmont Natural Gas Co. Inc.	101,218	98,640
37,900	RGC Resources Inc.	449,290	698,497
16,000	U.S. Energy Corp.†	58,970	33,760
10,928	Whitecap Resources Inc.	92,690	128,371

		4,661,853	6,801,055

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Oil — 0.4%
194,844	Callon Petroleum Co.†	$1,328,335	$1,065,797
24,334	Halcon Resources Corp.†	137,638	107,800
10,900	Mitcham Industries Inc.†	173,694	166,661
63,600	Tesco Corp.†	543,737	1,053,852
197,600	Triangle Petroleum Corp.†	1,473,400	1,940,432

		3,656,804	4,334,542

	Energy and Utilities: Services — 1.2%
36,000	Archer Ltd.†	127,764	33,825
82,300	Dawson Geophysical Co.†	2,417,392	2,672,281
25,300	Flotek Industries Inc.†	279,150	581,900
24,690	Gulf Island Fabrication Inc.	677,075	605,152
312,871	Layne Christensen Co.†	6,792,291	6,244,905
125,200	Pike Electric Corp.	1,308,674	1,417,264
90,000	RPC Inc.	173,633	1,392,300
7,100	Subsea 7 SA, ADR	25,056	147,325
10,500	TGC Industries Inc.	74,278	82,845

		11,875,313	13,177,797

	Energy and Utilities: Water — 0.6%
16,000	Artesian Resources Corp., Cl. A	296,487	356,000
42,174	Cadiz Inc.†	505,286	215,509
15,900	California Water Service Group	282,010	323,088
70,000	Consolidated Water Co. Ltd.	738,739	1,047,900
64,000	Energy Recovery Inc.†	270,503	464,000
20,500	Middlesex Water Co.	378,426	438,495
99,300	SJW Corp.	2,338,311	2,782,386
35,300	The York Water Co.	533,480	708,471

		5,343,242	6,335,849

	Entertainment — 0.8%
63,239	Canterbury Park Holding Corp.	658,073	719,344
252,500	Dover Motorsports Inc.	513,680	608,525
674,641	Entravision Communications Corp., Cl. A	1,575,361	3,980,382
82,000	RealD Inc.†	914,167	574,000
35,000	RLJ Entertainment Inc.†	182,315	182,000
15,000	Triple Crown Media Inc.†	274	3
227,204	World Wrestling Entertainment Inc., Cl. A	2,453,663	2,310,665

		6,297,533	8,374,919

	Environmental Control — 0.3%
7,500	BioteQ Environmental Technologies Inc.†	12,419	728
347,300	Casella Waste Systems Inc., Cl. A†	1,815,536	1,996,975
11,801	Ceco Environmental Corp.	152,351	166,159
84,600	Hudson Technologies Inc.†	314,728	171,738
265,100	Nuverra Environmental Solutions Inc.†	617,444	607,079

		2,912,478	2,942,679

	Equipment and Supplies — 5.1%
20,000	AZZ Inc.	716,820	837,200
1,213,700	Capstone Turbine Corp.†	1,956,669	1,432,166
146,381	CIRCOR International Inc.	4,782,664	9,101,971
317,549	Core Molding Technologies Inc.†	1,239,905	3,042,119
673,009	Federal Signal Corp.†	4,466,999	8,661,626
308,804	Gerber Scientific Inc., Escrow†	0	3,088
6,300	Gildemeister AG	40,709	171,652
557,000	Interpump Group SpA	3,961,305	6,054,675
20,000	Maezawa Kyuso Industries Co. Ltd.	108,117	257,999
11,800	Mine Safety Appliances Co.	367,269	608,998
20,103	Powell Industries Inc.†	750,311	1,232,113
263,788	SL Industries Inc.(a)	2,645,005	6,449,617
57,059	The Eastern Co.	874,190	922,644

Shares		Cost	Market Value
89,828	The Gorman-Rupp Co.	$2,451,928	$3,603,899
60,000	The Greenbrier Companies Inc.†	1,164,278	1,483,800
315,443	The L.S. Starrett Co., Cl. A(a)	3,703,851	3,469,873
124,579	Titan Machinery Inc.†	2,356,684	2,001,985
145,200	TransAct Technologies Inc.	660,922	1,900,668
192,500	Vicor Corp.†	1,281,151	1,574,650
27,000	WaterFurnace Renewable Energy Inc.	544,223	570,118

		34,073,000	53,380,861

	Financial Services — 4.3%
49,400	Anchor Bancorp.†	508,737	849,680
45,500	BBCN Bancorp Inc.	386,836	626,080
13,000	Berkshire Bancorp Inc.	187,482	104,260
3,900	Berkshire Hills Bancorp Inc.	78,058	97,929
500	BKF Capital Group Inc.†	555	562
75	Burke & Herbert Bank and Trust Co.	95,726	163,828
4	Capital Financial Holdings Inc.†	35,200	3,510
6,791	Capitol Federal Financial Inc.	75,244	84,412
28,800	Crazy Woman Creek Bancorp Inc.†	497,983	318,960
370	Farmers & Merchants Bank of Long Beach	1,673,609	1,894,400
11,122	Fidelity Southern Corp.	67,790	170,611
477,600	Flushing Financial Corp.	7,367,318	8,811,720
10	Guaranty Corp., Cl. A†	137,500	626,250
144,710	Hallmark Financial Services Inc.†	1,240,277	1,283,578
6,600	Hampden Bancorp Inc.	75,984	105,600
16,000	Hancock Holding Co.	200,587	502,080
39,900	Heritage Financial Group Inc.	414,190	695,058
66,137	Hudson Valley Holding Corp.	1,248,858	1,242,053
169,023	JMP Group Inc.	1,408,969	1,046,252
90,843	KKR & Co. LP	265,210	1,869,549
11,200	Meadowbrook Insurance Group Inc.	108,657	72,800
95,000	Medallion Financial Corp.	747,912	1,413,600
8,255	New York Community Bancorp Inc.	104,605	124,733
4,197	Northrim BanCorp Inc.	91,497	101,148
40,000	Oritani Financial Corp.	412,856	658,400
6,000	Provident New York Bancorp	70,885	65,340
58,386	Pzena Investment Management Inc., Cl. A	301,448	395,857
8,842	SI Financial Group Inc.	101,241	100,357
30,000	Simplicity Bancorp Inc.	300,000	466,500
458,838	Steel Excel Inc.†	13,170,509	13,471,484
12	Sunwest Bank†	343,901	495,130
355,676	SWS Group Inc.†	2,605,602	1,984,672
11,000	The Ziegler Companies Inc.†	213,356	324,500
7,500	Tree.com Inc.	61,967	196,950
55,000	Trustco Bank Corp NY	253,000	327,800
45,900	Washington Trust Bancorp Inc.	1,029,683	1,442,637
87,100	Westfield Financial Inc.	746,912	614,926
38,100	Wilshire Bancorp Inc.	330,044	311,658
60,000	WisdomTree Investments Inc.†	243,762	696,600
402,800	Wright Investors’ Service Holdings Inc.†	625,586	855,950
30,000	Xenith Bankshares Inc.†	127,500	182,100

		37,957,036	44,799,514

	Food and Beverage — 3.5%
10,100	Andrew Peller Ltd., Cl. A	126,322	135,314
200	Annie’s Inc.†	3,800	9,820
407,623	Boulder Brands Inc.†	3,061,730	6,538,273
127,683	Calavo Growers Inc.	3,246,301	3,861,134
200,000	Crimson Wine Group Ltd.†	1,890,373	1,910,000
80,000	Diamond Foods Inc.†	1,555,687	1,886,400
85,286	Farmer Brothers Co.†	1,121,523	1,284,407

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
1,100	Hanover Foods Corp., Cl. A	$110,881	$100,314
192,794	Inventure Foods Inc.†	1,107,966	2,024,337
1,500	J & J Snack Foods Corp.	21,623	121,080
184,300	Lifeway Foods Inc.	1,803,572	2,489,893
13,000	MGP Ingredients Inc.	60,352	68,120
7,800	Rock Field Co. Ltd.	125,557	154,262
5,900	Scheid Vineyards Inc., Cl. A†	89,940	134,284
162,000	Snyders-Lance Inc.	3,484,478	4,673,700
4,000	Spartan Stores Inc.	80,124	88,240
251,065	SunOpta Inc.†	1,881,608	2,440,352
17,800	The Boston Beer Co. Inc., Cl. A†	494,260	4,346,938
45,000	The Hain Celestial Group Inc.†	916,110	3,470,400
270,000	Tingyi (Cayman Islands) Holding Corp.	393,787	715,391
280,000	Vitasoy International Holdings Ltd.	133,057	353,434
23,000	Willamette Valley Vineyards Inc.†	88,087	124,430

		21,797,138	36,930,523

	Health Care — 7.2%
32,960	Accuray Inc.†	244,893	243,574
2,362	AcelRx Pharmaceuticals Inc.†	21,558	25,439
10,500	Alere Inc.†	268,157	320,985
60,000	AngioDynamics Inc.†	746,206	792,000
11,000	ArthroCare Corp.†	150,120	391,380
338,941	Biolase Inc.†	450,242	647,378
72,000	Bio-Reference Laboratories Inc.†	1,539,889	2,151,360
209,286	BioScrip Inc.†	2,250,188	1,837,531
107,000	BioTelemetry Inc.†	539,912	1,060,370
10,000	Boiron SA	166,957	654,644
587,073	Cantel Medical Corp.	6,003,250	18,698,275
21,000	Cardica Inc.†	81,246	27,300
89,400	Cardiovascular Systems Inc.†	895,184	1,792,470
62,500	Cepheid Inc.†	595,116	2,440,000
253,800	Cutera Inc.†	2,243,079	2,258,820
45,000	Cynosure Inc., Cl. A†	1,233,779	1,026,450
3,700	DexCom Inc.†	41,173	104,451
152,300	Exactech Inc.†	2,560,721	3,068,845
150,000	Gentiva Health Services Inc.†	1,660,131	1,806,000
41,049	Heska Corp.	395,858	245,884
1,422	ICU Medical Inc.†	48,057	96,596
568,400	InfuSystems Holdings Inc.†	1,476,631	738,920
172,500	IntriCon Corp.†	678,398	677,925
10,700	Invacare Corp.	185,781	184,789
235,000	Lexicon Pharmaceuticals Inc.†	536,773	556,950
26,000	MAKO Surgical Corp.†	391,462	767,260
73,000	Meridian Bioscience Inc.	1,403,042	1,726,450
86,000	Neogen Corp.†	529,990	5,221,920
48,300	NeoGenomics Inc.†	104,682	144,900
1,000	Nutraceutical International Corp.	11,755	23,740
44,612	Omnicell Inc.†	732,122	1,056,412
50,000	Opko Health Inc.†	108,408	440,500
17,500	Orthofix International NV†	279,401	365,050
112,891	Pain Therapeutics Inc.	382,176	307,064
6,000	PhotoMedex Inc.†	97,620	95,400
2,500	PreMD Inc.†	4,580	3
152,561	Quidel Corp.†	1,733,466	4,332,732
427,005	Rochester Medical Corp.†	4,988,601	8,523,020
69,000	RTI Surgical Inc.†	361,908	258,060
42,000	Skilled Healthcare Group Inc., Cl. A†	369,255	183,120
213,900	Special Diversified Opportunities Inc.†	207,526	224,595
73,812	SurModics Inc.†	1,569,339	1,755,249
95,000	Syneron Medical Ltd.†	819,192	818,900
2,000	Targanta Therapeutics Corp., Escrow†	0	640

Shares		Cost	Market Value
125,000	Trinity Biotech plc, ADR	$1,105,442	$2,720,000
79,900	United-Guardian Inc.	705,828	2,026,264
5,000	Uroplasty Inc.†	18,128	16,550
5,174	Utah Medical Products Inc.	143,347	307,543
133,940	Vascular Solutions Inc.†	1,348,519	2,250,192

		42,429,088	75,413,900

	Home Furnishings — 0.0%
13,000	La-Z-Boy Inc.	281,395	295,230

	Hotels and Gaming — 1.9%
71,800	Boyd Gaming Corp.†	416,103	1,015,970
73,540	Churchill Downs Inc.	2,699,766	6,362,681
206,823	Dover Downs Gaming & Entertainment Inc.	1,014,619	281,279
7,500	Florida Gaming Corp.†	7,217	5,325
501,932	Morgans Hotel Group Co.†	3,724,047	3,859,857
5,000	MTR Gaming Group Inc.†	23,325	23,550
12,200	Multimedia Games Holding Co. Inc.†	214,032	421,510
120,000	Pinnacle Entertainment Inc.†	1,286,813	3,006,000
6,790	Ryman Hospitality Properties Inc.	168,276	234,323
333,842	The Marcus Corp.	4,128,119	4,850,724

		13,682,317	20,061,219

	Machinery — 1.6%
108,883	Astec Industries Inc.	3,421,015	3,915,433
15,000	Bolzoni SpA	40,097	63,516
11,000	DXP Enterprises Inc.†	140,765	868,670
184,000	Flow International Corp.†	396,000	734,160
143,000	Global Power Equipment Group Inc.	3,303,663	2,875,730
6,000	Hardinge Inc.	54,215	92,700
108,111	Key Technology Inc.†	1,948,398	1,501,662
6,000	Lindsay Corp.	180,673	489,720
50,300	Tennant Co.	1,073,836	3,118,600
14,800	The Middleby Corp.†	464,969	3,091,868

		11,023,631	16,752,059

	Manufactured Housing and Recreational Vehicles — 0.5%
31,801	Cavco Industries Inc.†	1,178,797	1,811,067
82,300	Nobility Homes Inc.†	718,009	761,275
127,147	Skyline Corp.†	1,001,523	631,921
61,000	Winnebago Industries Inc.†	626,036	1,583,560

		3,524,365	4,787,823

	Metals and Mining — 0.6%
85,000	5N Plus Inc.†	306,827	208,776
650,000	Alkane Resources Ltd.†	699,340	242,553
20,000	Camino Minerals Corp.†	3,744	680
100,000	Duluth Metals Ltd.†	298,512	114,558
176,800	Materion Corp.	3,753,028	5,668,208
1,200,000	Tanami Gold NL†	572,754	60,452

		5,634,205	6,295,227

	Paper and Forest Products — 0.2%
17,069	Keweenaw Land Association Ltd.†	1,446,519	1,559,680
50,000	Wausau Paper Corp.	509,740	649,500

		1,956,259	2,209,180

	Publishing — 1.6%
171,300	Belo Corp., Cl. A	348,288	2,346,810
120,000	Cambium Learning Group Inc.†	450,177	184,800
540,000	Il Sole 24 Ore SpA†	943,588	398,874
1,190,000	Journal Communications Inc., Cl. A†	3,091,197	10,174,500
449,302	The Dolan Co.†	902,885	1,015,423

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Publishing (Continued)
160,000	The E.W. Scripps Co., Cl. A†	$713,032	$2,936,000

		6,449,167	17,056,407

	Real Estate — 1.2%
134,300	Ambase Corp.	201,065	155,788
8,500	Bresler & Reiner Inc.†	99,295	2,635
38,300	Capital Properties Inc., Cl. A(b)	328,646	326,507
107,000	Cohen & Steers Inc.	2,286,536	3,778,170
31,963	DGT Holdings Corp.†	440,723	402,734
98,088	Griffin Land & Nurseries Inc.	2,719,662	3,148,625
1,361	Gyrodyne Co. of America Inc.	31,334	101,939
6,900	Holobeam Inc.†	126,064	142,140
142,500	Reading International Inc., Cl. A†	733,711	936,225
64,556	Reading International Inc., Cl. B†	505,109	515,157
2,508	Royalty LLC(c)	0	983
103,700	Tejon Ranch Co.†	2,917,752	3,198,108

		10,389,897	12,709,011

	Restaurants — 2.3%
20,077	Biglari Holdings Inc.†	5,663,152	8,285,176
90,500	Denny’s Corp.†	293,666	553,860
154,484	Famous Dave’s of America Inc.†	1,517,996	2,494,917
203,309	Nathan’s Famous Inc.†	4,135,345	10,730,649
56,000	The Cheesecake Factory Inc.	1,620,138	2,461,200

		13,230,297	24,525,802

	Retail — 2.2%
46,000	Aaron’s Inc.†	859,974	1,274,200
110,000	Big 5 Sporting Goods Corp.	1,529,723	1,768,800
308,578	Coastal Contacts Inc.†	1,728,939	1,940,956
87,500	Coldwater Creek Inc.†	663,042	150,500
15,000	Destination XL Group Inc.†	78,131	97,050
181,200	Ingles Markets Inc., Cl. A	2,942,845	5,205,876
305,800	Krispy Kreme Doughnuts Inc.†	1,916,773	5,914,172
15,800	Movado Group Inc.	196,770	691,250
27,000	Pier 1 Imports Inc.	282,484	527,040
77,300	Rush Enterprises Inc., Cl. A†	1,251,967	2,049,223
56,000	Rush Enterprises Inc., Cl. B†	608,895	1,275,120
97,075	The Bon-Ton Stores Inc.	937,734	1,024,141
20,000	Village Super Market Inc., Cl. A	538,753	760,400
1,200	Winmark Corp.	85,740	88,452

		13,621,770	22,767,180

	Semiconductors — 0.9%
236,160	Cascade Microtech Inc.†	1,323,037	2,118,355
145,100	Entegris Inc.†	800,846	1,472,765
93,700	IXYS Corp.	991,052	904,205
4,000	PLX Technology Inc.†	26,484	24,080
200,000	Volterra Semiconductor Corp.†	4,578,960	4,600,000

		7,720,379	9,119,405

Shares		Cost	Market Value
	Specialty Chemicals — 1.8%
65,000	Chemtura Corp.†	$984,789	$1,494,350
1,164,200	Ferro Corp.†	5,762,336	10,605,862
267,226	General Chemical Group Inc.†(a)	59,859	1,336
13,000	Hawkins Inc.	195,724	490,620
4,000	Minerals Technologies Inc.	116,940	197,480
400	Navigator Holdings Ltd.†	17,878	20,700
240,000	OMNOVA Solutions Inc.†	459,053	2,052,000
1,388	Penford Corp.†	10,611	19,876
281,958	Zep Inc.	3,896,354	4,584,637

		11,503,544	19,466,861

	Telecommunications — 1.6%
66,200	Atlantic Tele-Network Inc.	2,590,675	3,451,006
470,005	Cincinnati Bell Inc.†	1,627,406	1,278,414
294	Consolidated Communications Holdings Inc.	4,505	5,069
1,000	Electronic Systems Technology Inc.†	705	365
1,200	Frequency Electronics Inc.	13,084	14,016
71,600	HickoryTech Corp.	690,182	814,808
250	Horizon Telecom Inc., Cl. B†	28,589	3,156
88,000	Ixia†	1,384,133	1,378,960
54,300	New ULM Telecom Inc.	530,303	351,592
4,100	North State Telecommunications Corp., Cl. A	349,343	313,650
190,945	ORBCOMM Inc.†	934,224	1,006,280
7,788	Preformed Line Products Co.	338,590	560,191
451,717	Primus Telecommunications Group Inc.	2,352,734	1,531,321
252,717	Shenandoah Telecommunications Co.	2,761,760	6,090,480
17,875	Windstream Holdings Inc.	167,951	143,000

		13,774,184	16,942,308

	Transportation — 0.2%
8,200	PHI Inc.†	130,182	297,168
104,308	Providence and Worcester Railroad Co.	1,422,678	2,103,892
1	Trailer Bridge Inc.†	7,995	465

		1,560,855	2,401,525

	TOTAL COMMON STOCKS	518,595,141	794,099,634

	PREFERRED STOCKS — 0.1%
	Automotive: Parts and Accessories — 0.1%
20,000	Jungheinrich AG	229,855	1,168,186

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Food and Beverage — 0.0%
500	Seneca Foods Corp., Cv., Pfd., Ser. 2003†	7,625	15,045

	RIGHTS — 0.0%
	Health Care — 0.0%
300,000	Adolor Corp., expire 07/01/19†	0	156,000
200,000	Clinical Data Inc., CVR, expire 04/14/18†	0	190,000

	TOTAL RIGHTS	0	346,000

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	WARRANTS — 0.0%
	Real Estate — 0.0%
15,170	Tejon Ranch Co., expire 08/31/16†	$89,312	$41,869

	Transportation — 0.0%
2	Trailer Bridge Inc., Ser. A, expire 04/02/17†	0	0
2	Trailer Bridge Inc., Ser. B, expire 04/02/17†	0	0

		0	0

	TOTAL WARRANTS	89,312	41,869

Principal Amount
	CORPORATE BONDS — 0.0%
	Real Estate — 0.0%
$ 40,860	Capital Properties Inc., 5.000%, 12/31/22	40,860	40,860

	U.S. GOVERNMENT OBLIGATIONS — 25.8%
271,840,000	U.S. Treasury Bills, 0.005% to 0.100%††, 10/03/13 to 04/03/14	271,804,015	271,829,961

	TOTAL INVESTMENTS — 101.3%	$790,766,808	1,067,541,555

	Other Assets and Liabilities (Net) — (1.3)%		(13,522,520)

	NET ASSETS — 100.0%		$1,054,019,035

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares. See Note 9.

(b)	At September 30, 2013, the Fund held an investment in a restricted security amounting to $326,507 or 0.03% of net assets, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/13 Carrying Value Per Share
6,000	Capital Properties Inc., Cl. A	11/20/03	—	8.5250

(c)

At September 30, 2013, the Fund held an investment in restricted and illiquid security amounting to $983 or 0.00% of net assets, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	09/30/13 Carrying Value Per Share
2,508	Royalty LLC	09/09/03	—	0.3919

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR American Depositary Receipt

CVR Contingent Value Right

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 97.5%
	Aerospace — 3.9%
35,050	AAR Corp.	$568,859	$957,916
17,900	Hexcel Corp.†	398,398	694,520

		967,257	1,652,436

	Building and Construction — 3.3%
14,400	Builders FirstSource Inc.†	77,257	84,672
18,550	Dycom Industries Inc.†	322,040	519,214
33,600	MYR Group Inc.†	703,264	816,480

		1,102,561	1,420,366

	Business Services — 8.4%
21,950	ABM Industries Inc.	471,552	584,309
23,800	Checkpoint Systems Inc.†	299,777	397,460
15,350	Convergys Corp.	190,932	287,812
19,550	FTI Consulting Inc.†	669,476	738,990
4,600	G&KServices Inc., Cl. A	142,947	277,794
10,750	KAR Auction Services Inc.	168,377	303,258
10,400	McGrath RentCorp.	282,193	371,280
30,450	PRGX Global Inc.†	211,969	190,617
14,800	The Brink’s Co.	377,497	418,840

		2,814,720	3,570,360

	Communications Equipment — 0.1%
6,300	Symmetricom Inc.†	28,636	30,366

	Computer Hardware — 1.1%
43,200	QLogic Corp.†	661,647	472,608

	Computer Software and Services — 7.7%
10,600	Bottomline Technologies Inc.†	191,501	295,528
26,500	Callidus Software Inc.†	145,774	243,005
40,400	Constant Contact Inc.†	607,996	957,076
16,800	Guidance Software Inc.†	159,599	152,376
13,900	Heartland Payment Systems Inc.	283,556	552,108
4,200	Informatica Corp.†	114,797	163,674
10,300	Netscout Systems Inc.†	142,913	263,371
18,700	Progress Software Corp.†	383,084	483,956
5,400	PTC Inc.†	108,099	153,522

		2,137,319	3,264,616

	Consumer Products — 2.1%
9,900	ACCO Brands Corp.†	74,676	65,736
12,850	Costa Inc.†	151,407	244,407
9,000	Hanesbrands Inc.	267,894	560,790

		493,977	870,933

	Diversified Industrial — 6.3%
10,000	Badger Meter Inc.	318,033	465,000
8,250	Barnes Group Inc.	201,245	288,090
24,160	Columbus McKinnon Corp.†	402,544	580,565
16,800	Furmanite Corp.†	96,746	166,320
3,738	Griffon Corp.	33,122	46,875
5,400	Itron Inc.†	211,601	231,282
10,150	Kennametal Inc.	404,646	462,840
15,500	Sealed Air Corp.	239,863	421,445

		1,907,800	2,662,417

	Electronics — 8.0%
6,500	Avnet Inc.	205,163	271,115
51,550	Electro Scientific Industries Inc.	728,072	603,650
19,600	General Cable Corp.	622,841	622,300
19,550	International Rectifier Corp.†	432,614	484,253
45,400	Newport Corp.†	607,192	709,602
4,100	Park Electrochemical Corp.	95,151	117,465
14,750	Vishay Intertechnology Inc.†	142,803	190,128
10,100	Woodward Inc.	341,268	412,383

		3,175,104	3,410,896

	Energy and Utilities — 8.8%
23,100	Approach Resources Inc.†	599,577	607,068

Shares		Cost	Market Value
22,400	Comstock Resources Inc.	$378,199	$356,384
23,500	Energy XXI Bermuda Ltd.	674,019	709,700
12,800	Goodrich Petroleum Corp.†	181,923	310,912
11,750	Matrix Service Co.†	136,205	230,535
34,000	Newpark Resources Inc.†	258,058	430,440
32,900	Patterson-UTI Energy Inc.	680,976	703,402
16,550	Pike Electric Corp.	142,123	187,346
10,900	Tesco Corp.†	122,805	180,613

		3,173,885	3,716,400

	Entertainment — 0.5%
15,200	RealD Inc.†	189,062	106,400
4,850	Take-Two Interactive Software Inc.†	51,964	88,076

		241,026	194,476

	Equipment and Supplies — 3.0%
4,100	CIRCOR International Inc.	151,496	254,938
10,700	Crown Holdings Inc.†	403,996	452,396
3,850	Mine Safety Appliances Co.	131,639	198,699
4,600	Moog Inc., Cl. A†	157,769	269,882
5,900	Titan Machinery Inc.†	121,574	94,813

		966,474	1,270,728

	Financial Services — 15.0%
5,450	Anchor Bancorp.†	52,001	93,740
4,900	BancorpSouth Inc.	72,338	97,706
9,000	BankUnited Inc.	217,482	280,710
11,750	BBCN Bancorp Inc.	87,734	161,680
4,600	Berkshire Hills Bancorp Inc.	106,506	115,506
10,500	Boston Private Financial Holdings Inc.	79,344	116,550
27,650	Brown & Brown Inc.	637,582	887,565
12,300	Cardinal Financial Corp.	139,027	203,319
9,700	Columbia Banking System Inc.	181,416	239,590
7,050	Fidelity National Financial Inc., Cl. A	111,759	187,530
3,900	Financial Institutions Inc.	63,255	79,794
14,300	Flushing Financial Corp.	188,821	263,835
12,600	Glacier Bancorp Inc.	181,714	311,346
3,900	HF Financial Corp.	33,740	50,076
11,784	Hudson Valley Holding Corp.	206,011	221,304
11,100	Investors Bancorp Inc.	188,279	242,868
4,750	National Penn Bancshares Inc.	28,909	47,738
4,750	OceanFirst Financial Corp.	62,176	80,323
14,850	OFG Bancorp	177,646	240,422
2,900	Old National Bancorp	32,711	41,180
7,600	Oritani Financial Corp.	111,304	125,096
9,750	Sterling Bancorp	97,729	133,868
16,800	Stifel Financial Corp.†	541,820	692,496
14,200	Trustco Bank Corp NY	65,679	84,632
7,750	Umpqua Holdings Corp.	86,219	125,705
29,500	ViewPoint Financial Group Inc.	531,684	609,765
12,700	Washington Federal Inc.	198,354	262,636
8,800	Washington Trust Bancorp Inc.	193,672	276,584
14,000	Xenith Bankshares Inc.†	57,380	84,980

		4,732,292	6,358,544

	Health Care — 7.1%
9,050	AngioDynamics Inc.†	126,045	119,460
4,800	ArthroCare Corp.†	148,150	170,784
2,100	ICU Medical Inc.†	85,762	142,653
11,050	Omnicare Inc.	348,303	613,275
5,350	Omnicell Inc.†	70,208	126,688
23,050	Patterson Companies Inc.	699,918	926,610
5,600	STERIS Corp.	181,854	240,576
2,950	Teleflex Inc.	177,985	242,726
1,800	Thoratec Corp.†	53,914	67,122
12,600	VCA Antech Inc.†	213,971	345,996

		2,106,110	2,995,890

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Machinery — 2.7%
23,900	Briggs & Stratton Corp.	$448,322	$480,868
15,000	Trinity Industries Inc.	433,127	680,250

		881,449	1,161,118

	Metals and Mining — 1.3%
9,650	Carpenter Technology Corp.	470,131	560,761

	Publishing — 0.2%
1,600	Meredith Corp.	46,356	76,192

	Retail — 6.8%
12,750	American Eagle Outfitters Inc.	177,753	178,372
9,200	Big 5 Sporting Goods Corp.	74,585	147,936
23,050	Ethan Allen Interiors Inc.	448,050	642,403
3,400	Haverty Furniture Companies Inc.	84,688	83,402
17,200	Penske Automotive Group Inc.	379,452	734,956
4,200	Pier 1 Imports Inc.	87,454	81,984
21,200	Rush Enterprises Inc., Cl. A†	383,586	562,012
30,850	The Jones Group Inc.	355,836	463,058

		1,991,404	2,894,123

	Semiconductors — 7.8%
29,100	ATMI Inc.†	555,530	771,732
18,400	Cascade Microtech Inc.†	89,393	165,048
18,700	Entegris Inc.†	145,817	189,805
98,600	FormFactor Inc.†	656,583	676,396
77,200	Intersil Corp., Cl. A	684,707	866,956
63,300	ON Semiconductor Corp.†	500,272	462,090
6,100	Ultratech Inc.†	158,903	184,830

		2,791,205	3,316,857

	Specialty Chemicals — 0.9%
7,500	PolyOne Corp.	85,272	230,325

Shares		Cost	Market Value
8,500	Zep Inc	$149,927	$138,210

		235,199	368,535

	Telecommunications — 2.5%
4,650	Atlantic Tele-Network Inc.	163,864	242,404
17,000	Ixia†	254,672	266,390
27,400	Polycom Inc.†	317,604	299,208
16,100	Procera Networks Inc.†	201,409	249,389

		937,549	1,057,391

	TOTAL COMMON STOCKS	31,862,101	41,326,013

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.3%
$ 965,000	U.S. Treasury Bills, 0.010% to 0.060%††, 11/14/13 to 01/09/14	964,907	964,985

	TOTAL INVESTMENTS — 99.8%	$32,827,008	42,290,998

	Other Assets and Liabilities (Net) — 0.2%		100,659

	NET ASSETS — 100.0%		$42,391,657

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 95.8%
	FINANCIALS — 19.8%
	Banks — 4.5%
1,107	BankUnited Inc.	$29,253	$34,527
1,073	People’s United Financial Inc.	15,121	15,430
2,181	Regions Financial Corp.	20,686	20,196
884	Zions Bancorporation	25,235	24,239

		90,295	94,392

	Diversified Financials — 5.4%
252	Affiliated Managers Group Inc.†	43,069	46,025
259	Artisan Partners Asset Management Inc.	12,495	13,561
379	Financial Engines Inc.	18,104	22,528
929	Invesco Ltd.	31,244	29,635

		104,912	111,749

	Insurance — 3.7%
316	ACE Ltd.	28,703	29,565
1,071	HCC Insurance Holdings Inc.	46,059	46,931

		74,762	76,496

	Real Estate — 6.2%
482	American Tower Corp.	37,176	35,731
1,441	CBRE Group Inc., Cl. A†	33,683	33,330
1,164	Corrections Corp. of America	41,242	40,216
319	Douglas Emmett Inc.	7,994	7,487
137	SL Green Realty Corp.	12,132	12,171

		132,227	128,935

	TOTAL FINANCIALS	402,196	411,572

	CONSUMER DISCRETIONARY — 17.1%
	Consumer Durables and Apparel — 2.9%
397	Coach Inc.	22,965	21,648
541	MDC Holdings Inc.	19,288	16,235
726	Toll Brothers Inc.†	23,336	23,544

		65,589	61,427

	Consumer Services — 3.9%
1,022	Arcos Dorados Holdings Inc., Cl. A	13,901	12,111
234	Hyatt Hotels Corp., Cl. A†	10,011	10,053
593	Penn National Gaming Inc.†	32,930	32,829
676	Royal Caribbean Cruises Ltd.	24,477	25,877

		81,319	80,870

	Media — 5.8%
407	Discovery Communications Inc., Cl. C†	28,952	31,795
515	Liberty Global plc, Cl. C†	36,287	38,847
181	Liberty Media Corp., Cl. A†	23,667	26,634
360	Omnicom Group Inc.	22,875	22,838

		111,781	120,114

	Retailing — 4.5%
529	Bed Bath & Beyond Inc.†	37,499	40,924
276	O’Reilly Automotive Inc.†	31,452	35,215
467	Urban Outfitters Inc.†	19,395	17,172

		88,346	93,311

	TOTAL CONSUMER DISCRETIONARY	347,035	355,722

	HEALTH CARE — 14.8%
	Health Care Equipment and Services — 4.7%
960	Catamaran Corp.†	46,883	44,112
686	Insulet Corp.†	22,004	24,861
397	Universal Health Services Inc., Cl. B	28,009	29,771

		96,896	98,744

Shares		Cost	Market Value
	Pharmaceuticals, Biotechnology, and Life Sciences — 10.1%
312	Alexion Pharmaceuticals Inc.†	$32,056	$36,242
922	Ariad Pharmaceuticals Inc.†	17,242	16,965
318	Covance Inc.†	24,813	27,494
872	Exact Sciences Corp.†	11,844	10,298
282	Illumina Inc.†	21,021	22,794
538	Incyte Corp. Ltd.†	13,742	20,525
111	Mettler-Toledo International Inc.†	25,094	26,650
204	Thermo Fisher Scientific Inc.	18,329	18,799
396	Vertex Pharmaceuticals Inc.†	31,815	30,025

		195,956	209,792

	TOTAL HEALTH CARE	292,852	308,536

	INDUSTRIALS — 13.7%
	Capital Goods — 8.1%
151	Cummins Inc.	18,507	20,063
1,029	Harsco Corp.	24,599	25,622
644	Hexcel Corp.†	23,198	24,987
361	MSC Industrial Direct Co. Inc., Cl. A	29,636	29,367
1,218	Quanta Services Inc.†	33,930	33,507
1,654	Rexnord Corp.†	32,014	34,403

		161,884	167,949

	Commercial and Professional Services — 4.5%
360	Bright Horizons Family Solutions Inc.†	12,824	12,899
285	IHS Inc., Cl. A†	30,480	32,541
859	Nielsen Holdings NV	29,317	31,311
155	Stericycle Inc.†	17,301	17,887

		89,922	94,638

	Transportation — 1.1%
503	Expeditors International of Washington Inc.	20,275	22,162

	TOTAL INDUSTRIALS	272,081	284,749

	INFORMATION TECHNOLOGY — 13.2%
	Semiconductors and Semiconductor Equipment — 1.7%
538	Hittite Microwave Corp.†	31,211	35,158

	Software and Services — 10.0%
2,202	Activision Blizzard Inc.	34,147	36,707
501	Citrix Systems Inc.†	33,236	35,376
689	Covisint Corp.†	8,795	8,812
120	Equinix Inc.†	23,633	22,038
1,925	Fortinet Inc.†	37,024	39,001
297	MercadoLibre Inc.	35,362	40,068
453	Splunk Inc.†	21,954	27,198

		194,151	209,200

	Technology Hardware and Equipment — 1.5%
693	Synaptics Inc.†	29,316	30,686

	TOTAL INFORMATION TECHNOLOGY	254,678	275,044

	ENERGY — 7.0%
	Energy — 7.0%
444	Cameron International Corp.†	27,046	25,916
508	Noble Corp.	20,013	19,187
1,144	Peabody Energy Corp.	19,973	19,734
163	Pioneer Natural Resources Co.	25,012	30,774
379	Range Resources Corp.	29,081	28,762
1,428	Weatherford International Ltd.†	20,160	21,891

	TOTAL ENERGY	141,285	146,264

	CONSUMER STAPLES — 4.2%
	Food, Beverage, and Tobacco — 3.3%
813	Coca-Cola Enterprises Inc.	31,094	32,691

See accompanying notes to financial statements.

TETON Westwood Mid-Cap Equity Fund

Schedule of Investments (Continued) — September 30, 2013

Shares		Cost	Market Value
	CONSUMER STAPLES (Continued)
	Food, Beverage, and Tobacco (Continued)
258	McCormick & Co. Inc., Non-Voting	$17,941	$16,693
256	Mead Johnson Nutrition Co.	20,746	19,011

		69,781	68,395

	Household and Personal Products — 0.9%
226	The Clorox Co.	18,924	18,469

	TOTAL CONSUMER STAPLES	88,705	86,864

	UTILITIES — 3.1%
	Utilities — 3.1%
465	ITC Holdings Corp.	40,836	43,645
1,500	The AES Corp.	18,902	19,935

	TOTAL UTILITIES	59,738	63,580

	MATERIALS — 2.9%
	Materials — 2.9%
267	Cytec Industries Inc.	19,653	21,723
301	Ecolab Inc.	26,600	29,727
78	Monsanto Co.	8,093	8,141

	TOTAL MATERIALS	54,346	59,591

	TOTAL COMMON STOCKS	1,912,916	1,991,922

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 7.0%
$ 145,000	U.S. Treasury Bills, 0.035%††, 10/24/2013	$144,997	$144,997

	TOTAL INVESTMENTS — 102.8%	$2,057,913	2,136,919

	Other Assets and Liabilities (Net) — (2.8)%		(58,367)

	NET ASSETS — 100.0%		$2,078,552

†	Non-income producing security.
††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Income Fund

Schedule of Investments — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 88.3%
	Agriculture — 0.4%
1,000	Archer Daniels Midland Co.	$28,410	$36,840

	Automotive — 2.2%
3,000	General Motors Co.†	84,503	107,910
2,000	Navistar International Corp.†	51,580	72,960

		136,083	180,870

	Banking — 3.0%
4,000	Bank of America Corp.	49,700	55,200
4,000	U.S. BanCorp.	131,903	146,320
5,042	Valley National BanCorp.	81,797	50,168

		263,400	251,688

	Communications Equipment — 0.1%
500	Cisco Systems Inc.	12,310	11,710

	Computer Hardware — 2.9%
500	Apple Inc.	185,414	238,375

	Consumer Products — 2.3%
2,200	Tupperware Brands Corp.	107,630	190,014

	Consumer Staples — 2.3%
6,000	Mondele¯z International Inc., Cl. A	127,789	188,520

	Diversified Industrial — 5.8%
6,000	General Electric Co.	94,338	143,340
2,000	Honeywell International Inc.	78,538	166,080
5,000	Tyco International Ltd.	142,150	174,900

		315,026	484,320

	Electronics — 2.2%
8,000	Intel Corp.	188,828	183,360

	Energy and Utilities: Integrated — 1.1%
1,334	FirstEnergy Corp.	50,482	48,624
2,000	Statoil ASA, ADR	45,327	45,360

		95,809	93,984

	Energy and Utilities: Natural Gas — 2.5%
6,000	Spectra Energy Corp.	155,279	205,380

	Energy and Utilities: Oil — 6.7%
1,500	Chevron Corp.	127,333	182,250
3,500	ConocoPhillips	213,513	243,285
2,250	Phillips 66	86,073	130,095

		426,919	555,630

	Energy and Utilities: Services — 4.4%
5,000	Halliburton Co.	180,373	240,750
1,000	Noble Corp.	48,772	37,770
2,000	Transocean Ltd.	133,756	89,000

		362,901	367,520

	Energy and Utilities: Water — 3.2%
6,500	American Water Works Co. Inc.	113,655	268,320

	Environmental Services — 1.0%
2,000	Waste Management Inc.	69,920	82,480

	Financial Services — 10.6%
4,000	American International Group Inc.	130,000	194,520
2,700	Citigroup Inc.	121,500	130,977
2,800	CME Group Inc.	164,453	206,864
2,000	JPMorgan Chase & Co.	77,560	103,380
6,000	Wells Fargo & Co.	193,140	247,920

		686,653	883,661

	Food and Beverage — 5.6%
7,000	ConAgra Foods Inc.	174,145	212,380

Shares		Cost	Market Value
2,000	General Mills Inc.	$58,976	$95,840
2,000	PepsiCo Inc.	107,960	159,000

		341,081	467,220

	Health Care — 14.4%
2,000	AbbVie Inc.	54,652	89,460
2,000	AstraZeneca plc, ADR	85,794	103,860
3,783	Bristol-Myers Squibb Co.	99,310	175,077
1,000	Eli Lilly & Co.	43,784	50,330
1,500	Johnson & Johnson	85,403	130,035
2,520	Mead Johnson Nutrition Co.	107,163	187,135
3,000	Merck & Co. Inc.	115,194	142,830
5,264	Pfizer Inc.	111,058	151,130
5,358	Zoetis Inc.	149,068	166,741

		851,426	1,196,598

	Machinery — 1.7%
5,000	Xylem Inc.	132,724	139,650

	Metals and Mining — 1.0%
3,000	Newmont Mining Corp.	147,074	84,300

	Paper and Forest Products — 2.8%
5,200	International Paper Co.	149,403	232,960

	Real Estate Investment Trusts — 1.4%
5,000	Starwood Property Trust Inc.	89,451	119,850

	Retail — 1.8%
2,000	The Home Depot Inc.	79,247	151,700

	Specialty Chemicals — 4.0%
1,500	Air Products & Chemicals Inc.	119,868	159,855
3,000	E. I. du Pont de Nemours and Co.	146,228	175,680

		266,096	335,535

	Telecommunications — 2.8%
4,000	AT&T Inc.	128,045	135,280
2,000	Verizon Communications Inc.	79,143	93,320

		207,188	228,600

	Wireless Communications — 2.1%
5,000	Vodafone Group plc, ADR	140,743	175,900

	TOTAL COMMON STOCKS	5,680,459	7,354,985

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 17.8%
$1,480,000	U.S. Treasury Bills, 0.010% to 0.075%††, 10/03/13 to 03/20/14	1,479,862	1,479,948

	TOTAL INVESTMENTS — 106.1%	$7,160,321	8,834,933

	Other Assets and Liabilities (Net) — (6.1)%		(509,406)

	NET ASSETS — 100.0%		$8,325,527

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR American Depositary Receipt

See accompanying notes to financial statements.

TETON Westwood Equity Fund

Schedule of Investments — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 98.1%
	Aerospace — 4.7%
9,200	General Dynamics Corp.	$621,705	$805,184
7,100	The Boeing Co.	454,988	834,250
15,400	United Technologies Corp.	1,471,669	1,660,428

		2,548,362	3,299,862

	Banking — 12.9%
126,200	Bank of America Corp.	973,214	1,741,560
23,600	Capital One Financial Corp.	1,308,786	1,622,264
31,500	CIT Group Inc.†	1,041,814	1,536,255
38,784	JPMorgan Chase & Co.	1,656,407	2,004,745
53,900	Wells Fargo & Co.	1,545,055	2,227,148

		6,525,276	9,131,972

	Business Services — 2.0%
23,000	Equifax Inc.	1,301,265	1,376,550

	Cable and Satellite — 2.3%
35,400	Comcast Corp., Cl. A	658,553	1,598,310

	Communications Equipment — 3.2%
29,900	Cisco Systems Inc.	557,159	700,258
23,200	QUALCOMM Inc.	1,537,867	1,562,752

		2,095,026	2,263,010

	Computer Software and Services — 4.3%
20,000	Accenture plc, Cl. A	1,538,067	1,472,800
23,600	Microsoft Corp.	594,821	786,116
23,200	Oracle Corp.	625,242	769,544

		2,758,130	3,028,460

	Consumer Products — 3.2%
24,600	Colgate-Palmolive Co.	1,402,887	1,458,780
17,500	Garmin Ltd.	693,147	790,825

		2,096,034	2,249,605

	Diversified Industrial — 3.1%
18,400	Honeywell International Inc.	739,637	1,527,936
6,800	Rock Tenn Co., Cl. A	594,373	688,636

		1,334,010	2,216,572

	Electronics — 1.0%
9,500	WESCO International Inc.†	706,167	727,035

	Energy: Integrated — 3.2%
17,900	NextEra Energy Inc.	1,364,580	1,434,864
9,500	Schlumberger Ltd.	727,524	839,420

		2,092,104	2,274,284

	Energy: Natural Gas — 1.1%
8,800	EQT Corp.	454,916	780,736

	Energy: Oil — 8.5%
17,200	Anadarko Petroleum Corp.	959,603	1,599,428
12,300	Chevron Corp.	832,972	1,494,450
16,300	Exxon Mobil Corp.	1,405,023	1,402,452
15,910	Occidental Petroleum Corp.	1,282,378	1,488,221

		4,479,976	5,984,551

	Entertainment — 5.3%
11,300	The Walt Disney Co.	376,183	728,737
23,000	Time Warner Inc.	1,045,985	1,513,630
18,300	Viacom Inc., Cl. B	1,070,634	1,529,514

		2,492,802	3,771,881

Shares		Cost	Market Value
	Financial Services — 10.2%
16,500	ACE Ltd.	$725,028	$1,543,740
43,400	American International Group Inc.	1,451,180	2,110,542
8,000	Ameriprise Financial Inc.	319,121	728,640
45,900	Hartford Financial Services Group Inc.	1,057,735	1,428,408
15,400	MetLife Inc.	689,583	723,030
19,300	U.S. BanCorp.	699,089	705,994

		4,941,736	7,240,354

	Food and Beverage — 5.4%
21,600	General Mills Inc.	841,830	1,035,072
21,400	McCormick & Co. Inc., Non-Voting	1,445,202	1,384,580
17,400	PepsiCo Inc.	1,078,736	1,383,300

		3,365,768	3,802,952

	Health Care — 14.4%
21,000	Abbott Laboratories	690,980	696,990
20,400	Baxter International Inc.	1,162,699	1,340,076
21,900	Covidien plc	875,868	1,334,586
22,800	DaVita HealthCare Partners Inc.†	1,435,878	1,297,320
22,500	Express Scripts Holding Co.†	1,393,510	1,390,050
12,500	Johnson & Johnson	778,114	1,083,625
10,000	Novartis AG, ADR	547,287	767,100
17,400	Sigma-Aldrich Corp.	1,452,147	1,484,220
10,600	Varian Medical Systems Inc.†	736,526	792,138

		9,073,009	10,186,105

	Manufactured Housing and Recreational Vehicles — 2.4%
13,100	Polaris Industries Inc.	1,211,088	1,692,258

	Real Estate Investment Trusts — 2.0%
23,100	Ventas Inc.	1,721,265	1,420,650

	Retail — 4.3%
21,345	Advance Auto Parts Inc.	1,665,516	1,764,805
20,400	Target Corp.	1,284,843	1,305,192

		2,950,359	3,069,997

	Telecommunications — 2.6%
13,900	Amdocs Ltd.	513,771	509,296
40,100	AT&T Inc.	1,442,232	1,356,182

		1,956,003	1,865,478

	Transportation — 2.0%
9,200	Union Pacific Corp.	623,706	1,429,128

	TOTAL COMMON STOCKS	55,385,555	69,409,750

	SHORT TERM INVESTMENTS — 1.1%
	Mutual Funds — 1.1%
753,449	Dreyfus Treasury & Agency Cash Management Fund, 0.040%*	753,449	753,449

	TOTAL INVESTMENTS — 99.2%	$56,139,004	70,163,199

	Other Assets and Liabilities (Net) — 0.8%		585,281

	NET ASSETS — 100.0%		$70,748,480

†	Non-income producing security.
*	Current yield.

ADR American Depositary Receipt

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments — September 30, 2013

Shares		Cost	Market Value
	COMMON STOCKS — 63.8%
	Aerospace — 3.0%
7,100	General Dynamics Corp.	$477,603	$621,392
5,700	The Boeing Co.	363,974	669,750
11,100	United Technologies Corp.	1,060,677	1,196,802

		1,902,254	2,487,944

	Banking — 8.8%
89,800	Bank of America Corp.	554,029	1,239,240
19,200	Capital One Financial Corp.	1,066,727	1,319,808
28,900	CIT Group Inc.†	1,003,113	1,409,453
27,796	JPMorgan Chase & Co.	1,063,873	1,436,775
45,100	Wells Fargo & Co.	1,241,371	1,863,532

		4,929,113	7,268,808

	Business Services — 1.2%
16,700	Equifax Inc.	944,893	999,495

	Cable and Satellite — 1.6%
28,900	Comcast Corp., Cl. A	540,437	1,304,835

	Communications Equipment — 3.3%
29,000	AT&T Inc.	1,043,191	980,780
25,500	Cisco Systems Inc.	464,032	597,210
17,100	QUALCOMM Inc.	1,132,743	1,151,856

		2,639,966	2,729,846

	Computer Software and Services — 2.6%
14,400	Accenture plc, Cl. A	1,110,189	1,060,416
16,900	Microsoft Corp.	434,456	562,939
16,600	Oracle Corp.	428,866	550,622

		1,973,511	2,173,977

	Consumer Products — 2.0%
18,400	Colgate-Palmolive Co.	1,049,365	1,091,120
12,500	Garmin Ltd.	495,118	564,875

		1,544,483	1,655,995

	Diversified Industrial — 2.2%
14,225	Honeywell International Inc.	609,864	1,181,244
6,000	Rock Tenn Co., Cl. A	523,121	607,620

		1,132,985	1,788,864

	Electronics — 0.6%
6,800	WESCO International Inc.†	505,521	520,404

	Energy: Integrated — 1.3%
13,700	NextEra Energy Inc.	1,043,966	1,098,192

	Energy: Natural Gas — 0.7%
6,400	EQT Corp.	334,857	567,808

	Energy: Oil — 6.4%
14,000	Anadarko Petroleum Corp.	754,047	1,301,860
9,400	Chevron Corp.	621,814	1,142,100
12,100	Exxon Mobil Corp.	1,043,115	1,041,084
13,000	Occidental Petroleum Corp.	1,036,386	1,216,020
6,900	Schlumberger Ltd.	528,377	609,684

		3,983,739	5,310,748

	Entertainment — 3.3%
9,200	The Walt Disney Co.	301,136	593,308
16,200	Time Warner Inc.	673,935	1,066,122
13,100	Viacom Inc., Cl. B	766,503	1,094,898

		1,741,574	2,754,328

	Financial Services — 6.3%
12,000	ACE Ltd.	476,178	1,122,720
31,000	American International Group Inc.	1,009,704	1,507,530
5,700	Ameriprise Financial Inc.	227,353	519,156
33,300	Hartford Financial Services Group Inc.	775,230	1,036,296
11,100	MetLife Inc.	384,088	521,145

Shares		Cost	Market Value
14,000	U.S. BanCorp.	$507,140	$512,120

		3,379,693	5,218,967

	Food and Beverage — 3.5%
15,900	General Mills Inc.	619,889	761,928
15,300	McCormick & Co. Inc., Non-Voting	1,033,549	989,910
14,500	PepsiCo Inc.	893,634	1,152,750

		2,547,072	2,904,588

	Health Care — 9.1%
15,000	Abbott Laboratories	493,137	497,850
16,400	Baxter International Inc.	929,788	1,077,316
17,100	Covidien plc	686,021	1,042,074
16,800	DaVita HealthCare Partners Inc.†	1,058,060	955,920
16,500	Express Scripts Holding Co.†	1,021,819	1,019,370
9,200	Johnson & Johnson	566,388	797,548
7,300	Novartis AG, ADR	399,344	559,983
12,600	Sigma-Aldrich Corp.	1,050,687	1,074,780
7,600	Varian Medical Systems Inc.†	528,086	567,948

		6,733,330	7,592,789

	Manufactured Housing and Recreational Vehicles — 1.4%
9,200	Polaris Industries Inc.	851,329	1,188,456

	Real Estate Investment Trusts — 1.2%
16,500	Ventas Inc.	1,234,668	1,014,750

	Retail — 2.8%
15,765	Advance Auto Parts Inc.	1,216,902	1,303,450
15,400	Target Corp.	968,923	985,292

		2,185,825	2,288,742

	Telecommunications — 0.4%
9,500	Amdocs Ltd.	351,162	348,080

	Transportation — 2.1%
11,000	Union Pacific Corp.	611,778	1,708,740

	TOTAL COMMON STOCKS	41,112,156	52,926,356

Principal Amount
	CORPORATE BONDS — 18.0%
	Banking — 5.0%
$1,250,000	Bank of America Corp., 5.375%, 06/15/14	1,255,230	1,290,532
750,000	Barclays Bank plc, Ser. 1, 5.000%, 09/22/16	766,910	828,286
1,125,000	Citigroup Inc., MTN, 5.500%, 10/15/14	1,125,983	1,179,186
750,000	JPMorgan Chase & Co., 6.300%, 04/23/19	765,416	879,767

		3,913,539	4,177,771

	Consumer Products — 0.6%
500,000	Colgate-Palmolive Co., Ser. MTN, 2.100%, 05/01/23	493,995	457,181

	Electronics — 1.8%
1,000,000	Intel Corp., 3.300%, 10/01/21	1,034,575	997,057
500,000	Texas Instruments Inc., 1.650%, 08/03/19	498,421	483,558

		1,532,996	1,480,615

	Energy: Integrated — 0.6%
500,000	The Southern Co., 4.150%, 05/15/14	499,931	511,237

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2013

Principal Amount		Cost	Market Value
	CORPORATE BONDS (Continued)
	Energy: Oil — 3.7%
$1,000,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	$989,406	$1,123,649
500,000	Marathon Oil Corp., 5.900%, 03/15/18	501,494	575,383
800,000	Occidental Petroleum Corp., 2.700%, 02/15/23	742,350	740,612
500,000	XTO Energy Inc., 6.500%, 12/15/18	547,706	617,131

		2,780,956	3,056,775

	Financial Services — 1.2%
950,000	ACE INA Holdings Inc., 5.600%, 05/15/15	957,602	1,024,058

	Metals and Mining — 0.9%
750,000	BHP Billiton Finance USA Ltd., 5.500%, 04/01/14	750,690	769,680

	Real Estate Investment Trusts — 0.9%
700,000	Vornado Realty LP, 4.250%, 04/01/15	699,048	726,926

	Retail — 1.0%
800,000	Wal-Mart Stores Inc., 3.200%, 05/15/14	814,359	815,086

	Transportation — 1.4%
1,000,000	Burlington Northern Santa Fe LLC, 5.650%, 05/01/17	992,152	1,137,854

	Wireless Communications — 0.9%
750,000	Vodafone Group plc, 4.150%, 06/10/14	752,934	768,365

	TOTAL CORPORATE BONDS	14,188,202	14,925,548

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.2%
	Federal Home Loan Mortgage Corp. — 3.0%
800,000	1.750%, 09/10/15	822,371	821,490
1,500,000	3.750%, 03/27/19	1,496,524	1,652,694

		2,318,895	2,474,184

	Federal National Mortgage Association — 4.2%
1,000,000	0.750%, 12/18/13	1,001,106	1,001,550
1,500,000	5.000%, 04/15/15	1,514,595	1,609,002
775,000	5.375%, 06/12/17	807,336	894,871

		3,323,037	3,505,423

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	5,641,932	5,979,607

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 9.3%
	U.S. Treasury Bills — 2.4%
$2,000,000	U.S. Treasury Bills, 0.085% to 0.086%††, 12/12/13 to 08/21/14	$1,999,068	$1,999,316

	U.S. Treasury Inflation Indexed Notes — 4.6%
1,388,016	2.500%, 07/15/16	1,390,037	1,532,674
979,200	2.125%, 01/15/19	991,811	1,112,310
1,080,220	1.375%, 01/15/20	1,114,418	1,186,132

		3,496,266	3,831,116

	U.S. Treasury Notes — 2.3%
1,000,000	3.625%, 08/15/19	1,016,252	1,110,195
750,000	3.375%, 11/15/19	821,675	822,861

		1,837,927	1,933,056

	TOTAL U.S. GOVERNMENT OBLIGATIONS	7,333,261	7,763,488

Shares

	SHORT TERM INVESTMENTS — 3.2%
	Mutual Funds — 3.2%
2,679,609	Dreyfus Treasury & Agency Cash Management Fund, 0.040%*	2,679,609	2,679,609

	TOTAL INVESTMENTS —101.5%	$70,955,160	84,274,608

	Other Assets and Liabilities (Net) — (1.5)%		(1,263,323)

	NET ASSETS — 100.0%		$83,011,285

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

*	Current yield.

ADR American Depositary Receipt

MTN Medium Term Note

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments — September 30, 2013

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 40.7%
	Aerospace — 1.1%
$200,000	The Boeing Co., 6.000%, 03/15/19	$203,406	$237,759

	Automotive — 1.6%
350,000	Toyota Motor Credit Corp., MTN, 1.750%, 05/22/17	354,176	353,718

	Banking — 6.2%
300,000	Bank of America Corp., 5.375%, 06/15/14	301,255	309,728
300,000	Bank of America Corp., MTN, Ser. L, 5.650%, 05/01/18	339,297	338,970
225,000	Barclays Bank plc, Ser. 1, 5.000%, 09/22/16	225,554	248,486
250,000	Citigroup Inc., MTN, 5.500%, 10/15/14	250,219	262,041
200,000	JPMorgan Chase & Co., 6.300%, 04/23/19	199,170	234,604

		1,315,495	1,393,829

	Computer Hardware — 1.7%
375,000	Hewlett-Packard Co., 1.550%, 05/30/14	373,274	376,596

	Computer Software and Services — 1.1%
250,000	Microsoft Corp., 1.625%, 09/25/15	249,867	255,929

	Diversified Industrial — 1.8%
400,000	General Electric Capital Corp., 1.625%, 07/02/15	405,802	406,065

	Electronics — 2.3%
200,000	Arrow Electronics Inc., 6.000%, 04/01/20	199,846	217,998
300,000	Texas Instruments Inc., 1.650%, 08/03/19	299,050	290,135

		498,896	508,133

	Energy and Utilities: Electric Integrated — 2.1%
275,000	Dominion Resources Inc., 6.400%, 06/15/18	312,954	326,096
150,000	The Southern Co., 4.150%, 05/15/14	149,979	153,371

		462,933	479,467

	Energy and Utilities: Oil — 5.4%
200,000	Anadarko Petroleum Corp., 5.950%, 09/15/16	197,886	224,730
125,000	Marathon Oil Corp., 5.900%, 03/15/18	125,374	143,846
400,000	Murphy Oil Corp., 2.500%, 12/01/17	402,223	397,416
200,000	Total Capital SA, 3.000%, 06/24/15	205,597	208,190
200,000	XTO Energy Inc., 6.500%, 12/15/18	219,082	246,852

		1,150,162	1,221,034

	Financial Services — 3.5%
175,000	ACE INA Holdings Inc., 5.600%, 05/15/15	174,788	188,642

Principal Amount		Cost	Market Value
$260,000	International Bank for Reconstruction & Development, 8.625%, 10/15/16	$277,952	$318,729
275,000	Merrill Lynch & Co. Inc., MTN, Ser. C, 5.000%, 01/15/15	275,044	288,808

		727,784	796,179

	Food and Beverage — 2.6%
275,000	Bottling Group LLC, 5.125%, 01/15/19	312,662	313,217
250,000	Mondele¯z International Inc., 5.375%, 02/10/20	253,125	282,677

		565,787	595,894

	Health Care — 1.4%
325,000	Teva Pharmaceutical Finance IV BV, 3.650%, 11/10/21	330,214	323,137

	Metals and Mining — 0.9%
200,000	BHP Billiton Finance USA Ltd., 5.500%, 04/01/14	200,184	205,248

	Real Estate Investment Trusts — 1.2%
250,000	Vornado Realty LP, 4.250%, 04/01/15	249,698	259,617

	Retail — 2.4%
525,000	Wal-Mart Stores Inc., 3.200%, 05/15/14	534,423	534,900

	Semiconductors — 1.6%
350,000	Intel Corp., 3.300%, 10/01/21	349,317	348,970

	Telecommunications — 2.2%
500,000	AT&T Inc., 1.700%, 06/01/17	507,192	498,855

	Transportation — 1.6%
200,000	Burlington Northern Santa Fe LLC, 5.650%, 05/01/17	199,578	227,571
125,000	CSX Corp., 6.250%, 04/01/15	124,982	135,101

		324,560	362,672

	TOTAL CORPORATE BONDS	8,803,170	9,158,002

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 34.2%
	Federal Home Loan Bank — 1.2%
250,000	5.375%, 05/18/16, Ser. 656	250,521	281,606

	Federal Home Loan Mortgage Corp. — 11.1%
525,000	5.000%, 07/15/14	540,714	545,196
900,000	1.750%, 09/10/15	923,674	924,176
325,000	5.250%, 04/18/16	341,538	363,770
600,000	3.750%, 03/27/19	631,954	661,078

		2,437,880	2,494,220

	Federal National Mortgage Association — 21.2%
800,000	0.750%, 12/18/13	800,430	801,240
750,000	2.750%, 02/05/14	754,836	756,960
700,000	2.625%, 11/20/14	716,511	719,834
600,000	5.000%, 04/15/15	624,998	643,601
650,000	2.375%, 07/28/15	669,440	674,055
800,000	1.125%, 04/27/17	808,278	803,458

See accompanying notes to financial statements.

TETON Westwood Intermediate Bond Fund

Schedule of Investments (Continued) — September 30, 2013

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
	Federal National Mortgage Association (Continued)
$ 275,000	5.375%, 06/12/17	$286,474	$317,535
28,504	Pool #745122, 5.500%, 09/01/20	28,349	30,841
24,894	Pool #255554, 5.500%, 01/01/35	25,097	27,144

		4,714,413	4,774,668

	Government National Mortgage Association — 0.7%
13,343	Pool #562288, 6.000%, 12/15/33	13,487	14,882
32,324	Pool #604946, 5.500%, 01/15/34	32,577	35,638
22,882	Pool #604970, 5.500%, 01/15/34	23,010	25,228
40,275	Pool #003747, 5.000%, 08/20/35	39,965	44,105
37,317	Pool #550728, 5.500%, 11/15/35	37,320	41,097

		146,359	160,950

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	7,549,173	7,711,444

	U.S. GOVERNMENT OBLIGATIONS — 18.9%
	U.S. Treasury Bills — 2.0%
450,000	U.S. Treasury Bills, 0.085%†, 08/21/14	449,658	449,701

Principal Amount		Cost	Market Value
	U.S. Treasury Inflation Indexed Notes — 8.3%
$ 318,087	2.500%, 07/15/16	$318,556	$351,238
324,975	1.375%, 07/15/18	306,817	357,016
299,200	2.125%, 01/15/19	303,274	339,873
324,066	1.375%, 01/15/20	340,089	355,840
380,800	2.500%, 01/15/29	400,797	468,756

		1,669,533	1,872,723

	U.S. Treasury Notes — 7.7%
675,000	3.250%, 05/31/16	725,897	723,621
275,000	3.500%, 02/15/18	275,212	302,167
650,000	3.375%, 11/15/19	670,548	713,146

		1,671,657	1,738,934

	U.S. Treasury Bonds — 0.9%
150,000	5.375%, 02/15/31	165,859	191,355

	TOTAL U.S. GOVERNMENT OBLIGATIONS	3,956,707	4,252,713

Shares
	SHORT TERM INVESTMENTS — 10.2%
	Mutual Funds — 10.2%
2,291,568	Dreyfus Treasury & Agency Cash Management Fund, 0.040%*	2,291,568	2,291,568

	TOTAL INVESTMENTS — 104.0% .	$22,600,618	23,413,727

	Other Assets and Liabilities (Net) — (4.0)%		(892,475)

	NET ASSETS — 100.0%		$22,521,252

†	Represents annualized yield at date of purchase.
*	Current yield.

MTN Medium Term Note

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities

September 30, 2013

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund(a)	Income Fund
Assets:
Investments, at value (cost $768,556,362, $32,827,008, $2,057,913, and $7,160,321, respectively)	$1,034,875,929	$42,290,998	$2,136,919	$ 8,834,933
Investments in affiliates, at value (cost $22,210,446)	32,665,626	—	—	—
Foreign currency, at value (cost $5,994)	5,993	—	—	—
Cash	—	—	—	—
Receivable for Fund shares sold	6,621,893	8,145	25,132	691
Receivable for investments sold	678,681	223,129	—	—
Receivable from Adviser	—	—	22,319	—
Dividends and interest receivable	247,166	16,776	1,982	10,595
Prepaid expenses	36,981	23,566	28,291	28,456

Total Assets	1,075,132,269	42,562,614	2,214,643	8,874,675

Liabilities:
Payable to custodian	5,084	30,254	396	3,654
Payable for investments purchased	18,273,138	—	108,476	—
Payable for Fund shares redeemed	1,477,010	58,637	—	510,322
Distributions payable	—	—	—	—
Payable for investment advisory fees	809,649	29,595	—	1,526
Payable for distribution fees	273,627	9,471	178	2,661
Payable for accounting fees	3,750	—	—	—
Payable for legal and audit fees	61,321	32,665	19,990	24,421
Other accrued expenses	209,655	10,335	7,051	6,564

Total Liabilities	21,113,234	170,957	136,091	549,148

Net Assets	$1,054,019,035	$42,391,657	$2,078,552	$8,325,527

Net Assets Consist of:
Paid-in capital	$ 722,810,036	$34,431,245	$1,998,468	$ 8,907,146
Accumulated net investment income/(loss)	(5,843,261)	(105,423)	789	4,785
Accumulated net realized gain/(loss) on investments and foreign currency transactions	60,276,972	(1,398,155)	289	(2,261,016)
Net unrealized appreciation on investments	276,774,747	9,463,990	79,006	1,674,612
Net unrealized appreciation on foreign currency translations	541	—	—	—

Net Assets	$1,054,019,035	$42,391,657	$2,078,552	$ 8,325,527

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$476,111,854	$19,576,034	$661,096	$6,147,244

Shares of beneficial interest outstanding	19,993,843	987,338	63,098	591,292

Net Asset Value, offering, and redemption price per share	$23.81	$19.83	$10.48	$10.40

Class A:
Net assets	$139,463,915	$4,667,392	$188,011	$907,325

Shares of beneficial interest outstanding	5,979,251	240,410	17,957	84,415

Net Asset Value and redemption price per share	$23.32	$19.41	$10.47	$10.75

Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$24.29	$20.22	$10.91	$11.20

Class B:
Net assets	$3,214	—	—	—

Shares of beneficial interest outstanding	149	—	—	—

Net Asset Value and offering price per share(b)	$21.57	—	—	—

Class C:
Net assets	$160,851,919	$4,460,006	$74,351	$1,085,895

Shares of beneficial interest outstanding	7,496,526	246,897	7,114	94,097

Net Asset Value and offering price per share(b)	$21.46	$18.06	$10.45	$11.54

Class I:
Net assets	$277,588,133	$13,688,225	$1,155,094	$185,063

Shares of beneficial interest outstanding	11,557,113	681,310	110,168	17,795

Net Asset Value, offering, and redemption price per share	$24.02	$20.09	$10.48	$10.40

(a)	The Mid-Cap Equity Fund commenced investment operations on May 31, 2013.
(b)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities (Continued)

September 30, 2013

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Assets:
Investments, at value (cost $56,139,004, $70,955,160, and $22,600,618, respectively)	$70,163,199	$84,274,608	$23,413,727
Investments in affiliates, at value	—	—	—
Foreign currency, at value	—	—	—
Cash	7,875	—	—
Receivable for Fund shares sold	20,789	35,518	5,260
Receivable for investments sold	1,027,994	999,118	—
Receivable from Adviser	—	—	874
Dividends and interest receivable	64,453	347,419	197,132
Prepaid expenses	29,306	29,836	23,510

Total Assets	71,313,616	85,686,499	23,640,503

Liabilities:
Payable to custodian	—	—	—
Payable for investments purchased	343,233	236,229	1,035,453
Payable for Fund shares redeemed	89,924	2,313,434	30,063
Distributions payable	—	—	13,193
Payable for investment advisory fees	58,790	52,801	—
Payable for distribution fees	15,338	21,827	2,770
Payable for accounting fees	3,750	3,750	—
Payable for legal and audit fees	—	—	—
Other accrued expenses	54,101	47,173	37,772

Total Liabilities	565,136	2,675,214	1,119,251

Net Assets	$70,748,480	$83,011,285	$22,521,252

Net Assets Consist of:
Paid-in capital	$61,661,553	$65,850,782	$21,713,097
Accumulated net investment income/(loss)	171,874	4,833	(15)
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(5,109,142)	3,836,222	(4,939)
Net unrealized appreciation on investments	14,024,195	13,319,448	813,109
Net unrealized appreciation on foreign currency translations	—	—	—

Net Assets	$70,748,480	$83,011,285	$22,521,252

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$64,595,446	$70,823,603	$8,736,714

Shares of beneficial interest outstanding	5,438,623	5,548,659	748,288

Net Asset Value, offering, and redemption price per share	$11.88	$12.76	$11.68

Class A:
Net assets	$3,255,783	$5,869,193	$1,065,946

Shares of beneficial interest outstanding	274,977	457,923	91,399

Net Asset Value and redemption price per share	$11.84	$12.82	$11.66

Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$12.33	$13.35	$12.15

Class B:
Net assets	—	$1,026.70	$5,143

Shares of beneficial interest outstanding	—	79.2	440.7

Net Asset Value and offering price per share(a)	—	$12.96	$11.67

Class C:
Net assets	$693,092	$5,256,916	$803,687

Shares of beneficial interest outstanding	60,207	405,995	72,444

Net Asset Value and offering price per share(a)	$11.51	$12.95	$11.09

Class I:
Net assets	$2,204,159	$1,060,546	$11,909,762

Shares of beneficial interest outstanding	185,429	83,108	1,019,603

Net Asset Value, offering, and redemption price per share	$11.89	$12.76	$11.68

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations

For the Year Ended September 30, 2013

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund(a)	Income Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $21,997, $267, $35, and $0, respectively)	$ 10,544,313	$ 570,621	$ 5,439	$ 211,475
Dividends - affiliated	916,570	—	—	—
Interest	101,024	839	300	992

Total Investment Income	11,561,907	571,460	5,739	212,467

Expenses:
Investment advisory fees	7,277,383	387,228	5,283	77,776
Distribution fees - Class AAA	854,586	41,288	377	14,513
Distribution fees - Class A	481,730	24,393	32	2,976
Distribution fees - Class B	38	—	—	—
Distribution fees - Class C	1,148,673	44,861	42	12,124
Accounting fees	45,000	—	—	—
Custodian fees	106,478	17,305	1,600	4,572
Interest expense	—	—	—	—
Legal and audit fees	107,958	38,870	19,998	24,519
Offering Expenses	—	—	12,954	—
Registration expenses	72,477	42,393	289	44,272
Shareholder communications expenses	230,279	15,974	1,540	10,777
Shareholder services fees	655,067	17,898	6,409	7,988
Trustees’ fees	59,501	3,574	28	678
Miscellaneous expenses	46,637	11,766	4,017	9,672

Total Expenses	11,085,807	645,550	52,569	209,867

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	(50,965)	(45,488)	(44,065)
Advisory fee reduction on unsupervised assets (Note 3)	(149,945)	—	—	—
Custodian fee credits	—	—	—	—

Total Reimbursements and Reductions	(149,945)	(50,965)	(45,488)	(44,065)

Net Expenses	10,935,862	594,585	7,081	165,802

Net Investment Income/(Loss)	626,045	(23,125)	(1,342)	46,665

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	65,837,962	651,363	289	282,210
Net realized gain on investments - affiliated	6,904	—	—	—
Net realized gain on foreign currency transactions	3,386	—	—	—

Net realized gain on investments and foreign currency transactions	65,848,252	651,363	289	282,210

Net change in unrealized appreciation/depreciation:
on investments	158,288,143	9,335,713	79,006	852,498
on foreign currency translations	(130)	—	—	—

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	158,288,013	9,335,713	79,006	852,498

Net Realized and Unrealized Gain on Investments and Foreign Currency	224,136,265	9,987,076	79,295	1,134,708

Net Increase in Net Assets Resulting from Operations	$224,762,310	$ 9,963,951	$ 77,953	$1,181,373

(a)	The Mid-Cap Equity Fund commenced investment operations on May 31, 2013.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2013

	Equity Fund	Balanced Fund	Intermediate Bond Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $14,088, $12,672, and $0, respectively)	$ 1,545,276	$ 1,189,975	$ 1,023
Dividends - affiliated	—	—	—
Interest	—	1,001,522	537,162

Total Investment Income	1,545,276	2,191,497	538,185

Expenses:
Investment advisory fees	726,412	660,381	146,997
Distribution fees - Class AAA	162,280	190,507	25,095
Distribution fees - Class A	16,573	27,838	5,867
Distribution fees - Class B	—	42	52
Distribution fees - Class C	7,599	53,646	12,723
Accounting fees	45,000	45,000	—
Custodian fees	31,300	21,601	8,795
Interest expense	990	—	—
Legal and audit fees	30,542	31,834	28,605
Offering Expenses	—	—	—
Registration expenses	53,938	56,553	49,164
Shareholder communications expenses	23,672	26,609	12,417
Shareholder services fees	61,320	61,936	11,816
Trustees’ fees	6,870	8,106	2,243
Miscellaneous expenses	14,672	15,864	11,048

Total Expenses	1,181,168	1,199,917	314,822

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	—	(87,322)
Advisory fee reduction on unsupervised assets (Note 3)	—	—	—
Custodian fee credits	(17,492)	(21,601)	—

Total Reimbursements and Credits	(17,492)	(21,601)	(87,322)

Net Expenses	1,163,676	1,178,316	227,500

Net Investment Income	381,600	1,013,181	310,685

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments - unaffiliated	8,927,942	6,790,222	(4,459)
Net realized loss on investments - affiliated	—	—	—
Net realized loss on foreign currency transactions	—	—	—

Net realized gain/(loss) on investments transactions	8,927,942	6,790,222	(4,459)

Net change in unrealized appreciation/depreciation:
on investments	4,268,428	2,582,764	(761,956)
on foreign currency translations	—	—	—

Net change in unrealized appreciation/depreciation on investments	4,268,428	2,582,764	(761,956)

Net Realized and Unrealized Gain/Loss on Investments	13,196,370	9,372,986	(766,415)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,577,970	$10,386,167	$ (455,730)

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets

	Mighty Mites Fund		SmallCap Equity Fund		Mid-Cap Equity Fund(a)
	2013	2012	2013	2012	2013
Operations:
Net investment income/(loss)	$ 626,045	$ (4,268,106)	$ (23,125)	$ (133,812)	$ (1,342)
Net realized gain/(loss) on investments and foreign currency transactions	65,848,252	13,604,721	651,363	(779,399)	289
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	158,288,013	109,902,229	9,335,713	9,332,690	79,006

Net Increase/(Decrease) in Net Assets Resulting from Operations	224,762,310	119,238,844	9,963,951	8,419,479	77,953

Distributions to Shareholders:
Net investment income
Class AAA	(1,163,541)	—	—	—	—
Class A	(182,178)	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class I	(1,213,298)	—	(18,250)	—	—

	(2,559,017)	—	(18,250)	—	—

Net realized gain
Class AAA	(5,789,706)	(7,982,900)	—	(853,019)	—
Class A	(1,631,680)	(1,539,749)	—	(145,888)	—
Class B	(81)	(73)	—	—	—
Class C	(2,128,714)	(2,052,934)	—	(169,511)	—
Class I	(2,772,247)	(1,171,844)	—	(44,102)	—

	(12,322,428)	(12,747,500)	—	(1,212,520)	—

Total Distributions to Shareholders	(14,881,445)	(12,747,500)	(18,250)	(1,212,520)	—

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	160,798,060	74,582,860	3,851,325	14,417,611	635,749
Class A	54,834,902	17,947,327	650,454	3,182,655	189,126
Class C	54,048,432	15,790,076	343,040	2,113,937	73,990
Class I	135,506,181	98,558,985	3,225,462	13,399,758	1,101,734

	405,187,575	206,879,248	8,070,281	33,113,961	2,000,599

Proceeds from reinvestment of distributions
Class AAA	6,694,144	6,581,486	—	473,208	—
Class A	1,521,531	1,292,229	—	137,507	—
Class B	81	73	—	—	—
Class C	1,647,595	1,539,337	—	138,549	—
Class I	2,307,004	739,601	6,057	44,074	—

	12,170,355	10,152,726	6,057	793,338	—

Cost of shares redeemed
Class AAA	(67,722,877)	(213,884,823)	(4,651,260)	(32,774,887)	—
Class A	(22,483,171)	(19,131,847)	(2,608,488)	(3,838,324)	—
Class B	(1,486)	(6,816)	—	—	—
Class C	(19,392,541)	(20,719,663)	(2,254,817)	(3,308,223)	—
Class I	(42,109,849)	(34,156,411)	(5,689,423)	(1,593,982)	—

	(151,709,924)	(287,899,560)	(15,203,988)	(41,515,416)	—

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	265,648,006	(70,867,586)	(7,127,650)	(7,608,117)	2,000,599

Redemption Fees	3,305	1,852	489	810	—

Net Increase/(Decrease) in Net Assets	475,532,176	35,625,610	2,818,540	(400,348)	2,078,552
Net Assets:
Beginning of period	578,486,859	542,861,249	39,573,117	39,973,465	—

End of period	$1,054,019,035	$ 578,486,859	$ 42,391,657	$ 39,573,117	$ 2,078,552

Undistributed net investment income	—	—	—	—	$ 789

(a)	The Mid-Cap Equity Fund commenced investment operations on May 31, 2013.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets (Continued)

Income Fund		Equity Fund		Balanced Fund		Intermediate Bond Fund
2013	2012	2013	2012	2013	2012	2013	2012
$ 46,665	$ 66,894	$ 381,600	$ 716,248	$ 1,013,181	$ 1,330,760	$ 310,685	$ 336,518
282,210	114,322	8,927,942	8,442,384	6,790,222	4,337,107	(4,459)	25,393
852,498	890,260	4,268,428	13,022,652	2,582,764	9,890,990	(761,956)	355,553

1,181,373	1,071,476	13,577,970	22,181,284	10,386,167	15,558,857	(455,730)	717,464

(46,737)	(58,164)	(586,885)	(805,081)	(920,053)	(1,229,760)	(123,229)	(223,777)
(2,916)	(1,658)	(21,453)	(22,470)	(53,325)	(58,662)	(18,235)	(18,453)
—		—	—	(18)	(166)	(24)	(43)
(1,136)	(2,936)	(1,694)	—	(21,428)	(34,581)	(5,793)	(15,825)
(1,703)	(1,484)	(52,873)	(14,267)	(13,524)	(24,976)	(168,457)	(78,791)

(52,492)	(64,242)	(662,905)	(841,818)	(1,008,348)	(1,348,145)	(315,738)	(336,889)

—	—	—	—	—	—	(11,127)	(104,673)
—	—	—	—	—	—	(2,177)	(7,970)
—	—	—	—	—	—	(5)	(30)
—	—	—	—	—	—	(1,949)	(13,285)
—	—	—	—	—	—	(9,741)	(732)

—	—	—	—	—	—	(24,999)	(126,690)

(52,492)	(64,242)	(662,905)	(841,818)	(1,008,348)	(1,348,145)	(340,737)	(463,579)

2,391,019	2,153,062	3,161,295	2,646,826	6,066,643	17,635,718	1,225,024	5,287,309
529,953	375,527	208,950	229,814	1,100,436	1,227,944	1,301,024	1,131,217
243,251	773,106	32,176	119,193	2,033,264	513,056	286,380	1,341,560
100,221	28,197	270,386	3,791,808	212,282	775,112	5,162,576	9,535,493

3,264,444	3,329,892	3,672,807	6,787,641	9,412,625	20,151,830	7,975,004	17,295,579

44,097	54,607	554,580	741,021	886,356	1,185,883	128,739	224,072
2,658	1,465	20,692	21,380	43,395	49,106	15,113	22,306
—	—	—	—	18	166	29	71
1,113	2,930	1,454	—	18,839	31,218	7,099	27,498
1,634	1,459	11,674	14,257	12,907	24,543	2,294	3,177

49,502	60,461	588,400	776,658	961,515	1,290,916	153,274	277,124

(2,267,542)	(2,582,054)	(20,612,357)	(32,704,343)	(23,231,904)	(29,320,231)	(3,527,680)	(11,356,229)
(99,368)	(54,438)	(797,465)	(1,337,309)	(980,644)	(1,155,870)	(1,557,515)	(644,074)
—	—	—	—	(6,502)	(32,728)	(15)	(2,734)
(655,948)	(17,159)	(263,906)	(344,536)	(2,321,691)	(630,009)	(1,222,092)	(1,852,188)
(67,424)	(12,412)	(3,153,115)	(965,969)	(130,611)	(2,008,458)	(2,201,117)	(441,131)

(3,090,282)	(2,666,063)	(24,826,843)	(35,352,157)	(26,671,352)	(33,147,296)	(8,508,419)	(14,296,356)

223,664	724,290	(20,565,636)	(27,787,858)	(16,297,212)	(11,704,550)	(380,141)	3,276,347

208	1	—	—	—	—	—	—

1,352,753	1,731,525	(7,650,571)	(6,448,392)	(6,919,393)	2,506,162	(1,176,608)	3,530,232
6,972,774	5,241,249	78,399,051	84,847,443	89,930,678	87,424,516	23,697,860	20,167,628

$ 8,325,527	$ 6,972,774	$ 70,748,480	$ 78,399,051	$ 83,011,285	$ 89,930,678	$22,521,252	$ 23,697,860

$ 4,785	$ 5,883	$ 171,874	$ 453,179	$ 4,833	—	—	$ 4,802

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Income (Loss) from Investment Operations				Distributions to Shareholders										Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments		Return of Capital	Total Distributions		Redemption Fees(a)(c)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)(b)	Operating Expenses Net of Waivers/ Reimburse- ments/ Reductions	Operating Expenses Before Waivers/ Reimburse- ments/ Reductions(d)		Portfolio Turnover Rate††
Mighty Mites Fund
Class AAA
2013	$17.94	$0.04	$6.29	$6.33	$(0.08)	$(0.38)		—	$(0.46)		$0.00	$23.81	36.2%	$476,112	0.19%	1.41%	1.43%		15%
2012	14.85	(0.10)	3.54	3.44	—	(0.35)		—	(0.35)		0.00	17.94	23.6	277,666	(0.62)	1.44	1.46		12
2011	15.81	(0.14)	(0.34)	(0.48)	(0.06)	(0.42)		—	(0.48)		0.00	14.85	(3.3)	344,800	(0.79)	1.46	1.48		20
2010	13.49	(0.10)	2.42	2.32	—	(0.00	)(c)	—	(0.00	)(c)	0.00	15.81	17.2	261,810	(0.67)	1.55	1.58		27
2009	13.41	(0.08)	0.47	0.39	—	(0.29)		$(0.02)	(0.31)		0.00	13.49	3.5	170,181	(0.69)	1.65	1.66		32
Class A
2013	$17.59	$(0.02)	$6.17	$6.15	$(0.04)	$(0.38)		—	$(0.42)		$0.00	$23.32	35.8%	$139,464	(0.08)%	1.66%	1.68%		15%
2012	14.61	(0.14)	3.47	3.33	—	(0.35)		—	(0.35)		0.00	17.59	23.2	77,803	(0.87)	1.69	1.71		12
2011	15.57	(0.18)	(0.32)	(0.50)	(0.04)	(0.42)		—	(0.46)		0.00	14.61	(3.5)	64,457	(1.04)	1.71	1.73		20
2010	13.32	(0.13)	2.38	2.25	—	(0.00	)(c)	—	(0.00	)(c)	0.00	15.57	16.9	48,464	(0.91)	1.80	1.83		27
2009	13.26	(0.10)	0.47	0.37	—	(0.29)		$(0.02)	(0.31)		0.00	13.32	3.4	16,187	(0.90)	1.90	1.91		32
Class B
2013	$16.34	$(0.09)	$5.70	$5.61	—	$(0.38)		—	$(0.38)		$0.00	$21.57	35.2%	$3	(0.48)%	2.16%	2.18%		15%
2012	13.66	(0.21)	3.24	3.03	—	(0.35)		—	(0.35)		0.00	16.34	22.6	3	(1.40)	2.19	2.21		12
2011	14.64	(0.20)	(0.36)	(0.56)	—	(0.42)		—	(0.42)		0.00	13.66	(4.1)	10	(1.29)	2.21	2.23		20
2010	12.59	(0.19)	2.24	2.05	—	(0.00	)(c)	—	(0.00	)(c)	0.00	14.64	16.3	77	(1.41)	2.30	2.33		27
2009	12.63	(0.14)	0.41	0.27	—	(0.29)		$(0.02)	(0.31)		0.00	12.59	2.8	116	(1.34)	2.40	2.41		32
Class C
2013	$16.25	$(0.10)	$5.69	$5.59	—	$(0.38)		—	$(0.38)		$0.00	$21.46	35.3%	$160,852	(0.57)%	2.16%	2.18%		15%
2012	13.59	(0.21)	3.22	3.01	—	(0.35)		—	(0.35)		0.00	16.25	22.6	92,012	(1.37)	2.19	2.21		12
2011	14.55	(0.25)	(0.29)	(0.54)	—	(0.42)		—	(0.42)		0.00	13.59	(4.0)	79,827	(1.57)	2.21	2.23		20
2010	12.51	(0.19)	2.23	2.04	—	(0.00	)(c)	—	(0.00	)(c)	0.00	14.55	16.3	40,297	(1.41)	2.30	2.33		27
2009	12.55	(0.15)	0.42	0.27	—	(0.29)		$(0.02)	(0.31)		0.00	12.51	2.8	13,566	(1.42)	2.40	2.41		32
Class I
2013	$18.13	$0.08	$6.35	$6.43	$(0.16)	$(0.38)		—	$(0.54)		$0.00	$24.02	36.6%	$277,588	0.40%	1.16%	1.18	%(d)	15%
2012	14.98	(0.06)	3.56	3.50	—	(0.35)		—	(0.35)		0.00	18.13	23.8	131,003	(0.38)	1.19	1.21	(d)	12
2011	15.92	(0.10)	(0.33)	(0.43)	(0.09)	(0.42)		—	(0.51)		0.00	14.98	(3.0)	53,767	(0.57)	1.21	1.23	(d)	20
2010	13.55	(0.06)	2.43	2.37	—	(0.00	)(c)	—	(0.00	)(c)	0.00	15.92	17.5	23,406	(0.41)	1.30	1.33	(d)	27
2009	13.44	(0.06)	0.48	0.42	—	(0.29)		$(0.02)	(0.31)		0.00	13.55	3.7	12,528	(0.48)	1.40	1.41	(d)	32

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

††

For the year ended September 30, 2009, the calculation of the portfolio turnover rate excluded from purchases the value of securities acquired in connection with the Fund’s acquisition of the net assets of the B.B. Micro-Cap Growth Fund.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Due to capital share activity, net investment income (loss), per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(c)	Amount represents less than $0.005 per share.
(d)	Before advisory fee reduction on unsupervised assets totaling 0.02%, 0.02%, 0.02%, 0.03%, and 0.01% of net assets for the years ended September 30, 2013, 2012, 2011, 2010, and 2009, respectively.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders							Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/ Reimbursements	Operating Expenses Before Waivers/ Reimbursements	Portfolio Turnover Rate
SmallCap Equity Fund
Class AAA
2013	$15.32	$(0.01)	$4.52	$4.51	—	—	—	$0.00	$19.83	29.4%	$19,576	(0.05)%	1.50%	1.63%	12%
2012	12.85	(0.03)	2.87	2.84	—	$(0.37)	$(0.37)	0.00	15.32	22.5	16,170	(0.21)	1.50	1.65	39
2011	13.36	(0.12)	(0.39)	(0.51)	—	—	—	0.00	12.85	(3.8)	28,843	(0.73)	1.50	1.69	52
2010	11.60	(0.10)	1.86	1.76	—	—	—	0.00	13.36	15.2	10,435	(0.81)	1.50	1.99	28
2009	11.99	(0.06)	(0.33)	(0.39)	—	—	—	—	11.60	(3.3)	8,856	(0.68)	1.50	2.80	55
Class A
2013	$15.03	$(0.04)	$4.42	$4.38	—	—	—	$0.00	$19.41	29.1%	$4,668	(0.22)%	1.75%	1.88%	12%
2012	12.65	(0.06)	2.81	2.75	—	$(0.37)	$(0.37)	0.00	15.03	22.1	5,390	(0.42)	1.75	1.90	39
2011	13.18	(0.16)	(0.37)	(0.53)	—	—	—	0.00	12.65	(4.0)	4,965	(0.98)	1.75	1.94	52
2010	11.47	(0.13)	1.84	1.71	—	—	—	0.00	13.18	14.9	3,509	(1.06)	1.75	2.24	28
2009	11.88	(0.09)	(0.32)	(0.41)	—	—	—	—	11.47	(3.5)	2,200	(0.98)	1.75	3.05	55
Class C
2013	$14.06	$(0.11)	$4.11	$4.00	—	—	—	$0.00	$18.06	28.4%	$4,460	(0.72)%	2.25%	2.38%	12%
2012	11.91	(0.13)	2.65	2.52	—	$(0.37)	$(0.37)	0.00	14.06	21.5	5,261	(0.92)	2.25	2.40	39
2011	12.47	(0.22)	(0.34)	(0.56)	—	—	—	0.00	11.91	(4.5)	5,406	(1.50)	2.25	2.44	52
2010	10.91	(0.18)	1.74	1.56	—	—	—	0.00	12.47	14.3	911	(1.55)	2.25	2.74	28
2009	11.36	(0.12)	(0.33)	(0.45)	—	—	—	—	10.91	(4.0)	345	(1.43)	2.25	3.55	55
Class I
2013	$15.50	$0.04	$4.57	$4.61	$(0.02)	—	$(0.02)	$0.00	$20.09	29.8%	$13,688	0.22%	1.25%	1.38%	12%
2012	12.96	0.04	2.87	2.91	—	$(0.37)	(0.37)	0.00	15.50	22.8	12,752	0.23	1.25	1.40	39
2011	13.45	(0.07)	(0.42)	(0.49)	—	—	—	0.00	12.96	(3.6)	759	(0.46)	1.25	1.44	52
2010	11.65	(0.08)	1.88	1.80	—	—	—	0.00	13.45	15.5	1,123	(0.59)	1.25	1.74	28
2009	12.00	(0.04)	(0.31)	(0.35)	—	—	—	—	11.65	(2.9)	306	(0.47)	1.25	2.55	55

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income(b)	Operating Expenses Net of Waivers/ Reimbursements(b)	Operating Expenses Before Waivers/ Reimbursements(b)(c)	Portfolio Turnover Rate
Mid-Cap Equity Fund
Class AAA
2013(d)	10.00	$(0.01)	$0.49	$0.48	$10.48	4.8%	$661	(0.42)%	1.50%	3.88%	3%
Class A
2013(d)	10.00	$0.03	$0.44	$0.47	$10.47	4.7%	$188	0.81%	1.75%	4.13%	3%
Class C
2013(d)	10.00	$(0.02)	$0.47	$0.45	$10.45	4.5%	$74	(0.65)%	2.25%	4.63%	3%
Class I
2013(d)	10.00	$(0.01)	$0.49	$0.48	$10.48	4.8%	$1,155	(0.20)%	1.25%	3.63%	3%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Annualized.
(c)

Certain non-recurring expenses incurred by the Fund were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 10.11% (Class AAA), 10.36% (Class A), 10.86% (Class C), and 9.86% (Class I).

(d)	From the commencement of offering of Fund Shares on May 31, 2013 through September 30, 2013.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Income (Loss) from Investment Operations					Distributions to Shareholders							Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimbursements††(c)	Operating Expenses Before Waivers/ Reimbursements†††	Portfolio Turnover Rate
Income Fund
Class AAA
2013	$8.96	$0.07		$1.45	$1.52	$(0.08)	—	$(0.08)	$0.00	$10.40	17.0%	$6,147	0.73%	2.00%	2.57%	13%
2012	7.65	0.10		1.31	1.41	(0.10)	—	(0.10)	0.00	8.96	18.5	5,151	1.22	2.00	2.82	11
2011	7.53	0.09		0.11	0.20	(0.08)	—	(0.08)	0.00	7.65	2.6	4,665	1.08	1.84	2.74	14
2010	6.96	0.13		0.56	0.69	(0.12)	—	(0.12)	—	7.53	9.9	4,822	1.73	1.50	3.19	10
2009	7.85	0.16		(0.85)	(0.69)	(0.18)	$(0.02)	(0.20)	—	6.96	(8.1)	4,869	2.57	1.63	3.06	14
Class A
2013	$9.26	$0.05		$1.49	$1.54	$(0.05)	—	$(0.05)	$0.00	$10.75	16.7%	$907	0.44%	2.25%	2.82%	13%
2012	7.91	0.07		1.37	1.44	(0.09)	—	(0.09)	0.00	9.26	18.3	389	0.78	2.25	3.07	11
2011	7.79	0.08		0.10	0.18	(0.06)	—	(0.06)	0.00	7.91	2.2	47	0.98	1.89	3.15	14
2010	7.20	0.10		0.59	0.69	(0.10)	—	(0.10)	—	7.79	9.7	341	1.29	1.75	3.44	10
2009	8.12	0.08		(0.81)	(0.73)	(0.17)	$(0.02)	(0.19)	—	7.20	(8.4)	77	1.28	1.88	3.31	14
Class C
2013	$9.94	$0.00(b	)	$1.61	$1.61	$(0.01)	—	$(0.01)	$0.00	$11.54	16.2%	$1,086	0.01%	2.75%	3.32%	13%
2012	8.49	0.03		1.46	1.49	(0.04)	—	(0.04)	0.00	9.94	17.6	1,307	0.36	2.75	3.57	11
2011	8.36	0.02		0.13	0.15	(0.02)	—	(0.02)	0.00	8.49	1.8	437	0.19	2.62	3.47	14
2010	7.70	0.08		0.62	0.70	(0.04)	—	(0.04)	—	8.36	9.1	97	1.04	2.25	3.94	10
2009	8.65	0.11		(0.91)	(0.80)	(0.13)	$(0.02)	(0.15)	—	7.70	(8.8)	261	1.68	2.38	3.81	14
Class I
2013	$8.96	$0.10		$1.44	$1.54	$(0.10)	—	$(0.10)	$0.00	$10.40	17.3%	$185	0.99%	1.75%	2.32%	13%
2012	7.65	0.12		1.31	1.43	(0.12)	—	(0.12)	0.00	8.96	18.8	126	1.43	1.75	2.57	11
2011	7.53	0.10		0.12	0.22	(0.10)	—	(0.10)	0.00	7.65	2.9	92	1.26	1.61	2.48	14
2010	6.97	0.14		0.56	0.70	(0.14)	—	(0.14)	—	7.53	10.1	54	1.97	1.25	2.94	10
2009	7.85	0.19		(0.85)	(0.66)	(0.20)	$(0.02)	(0.22)	—	6.97	(7.8)	59	3.13	1.38	2.81	14

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2009 would have been 1.50% (Class AAA), 1.75% (Class A), 2.25% (Class C), and 1.25% (Class I). For the years ended September 30, 2013, 2012, 2011, and 2010, there were no Custodian Fee Credits.

†††

The ratios do not include a reduction for Custodian Fee Credits. Including such Custodian Fee Credits, the ratios for the years ended September 30, 2009 would have been 2.93% (Class AAA), 3.18% (Class A), 3.68% (Class C), and 2.68% (Class I). For the years ended September 30, 2013, 2012, 2011, and 2010, there were no Custodian Fee Credits.

(a)	Per share data is calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense of $1,169 during the year ended September 30, 2009. All of the interest expense for 2009 was paid for by prior years custodian fee credits. This would impact the ratios of operating expenses to the average net assets by 0.02% for all Classes. If interest expense had not been incurred, the ratios of operating expenses to the average net assets would have been 1.48% (Class AAA), 1.73% (Class A), 2.23% (Class C), and 1.23% (Class I). For the years ended September 30, 2011 and 2010, the effect of interest expense was minimal. For the years ended September 30, 2013 and 2012, there was no interest expense.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses††(b)	Portfolio Turnover Rate
Equity Fund
Class AAA
2013	$9.92	$0.06		$1.99	$2.05	$(0.09)	$(0.09)	$11.88	20.9%	$64,595	0.53%	1.62%	53%
2012	7.81	0.08		2.11	2.19	(0.08)	(0.08)	9.92	28.3	70,017	0.84	1.59	41
2011	8.17	0.07		(0.38)	(0.31)	(0.05)	(0.05)	7.81	(3.8)	79,328	0.73	1.54	38
2010	7.72	0.04		0.48	0.52	(0.07)	(0.07)	8.17	6.8	99,986	0.55	1.56	52
2009	9.21	0.08		(1.48)	(1.40)	(0.09)	(0.09)	7.72	(15.2)	132,314	1.21	1.59	111
Class A
2013	$9.89	$0.03		$1.99	$2.02	$(0.07)	$(0.07)	$11.84	20.5%	$3,256	0.27%	1.87%	53%
2012	7.78	0.05		2.11	2.16	(0.05)	(0.05)	9.89	27.9	3,221	0.60	1.84	41
2011	8.13	0.04		(0.37)	(0.33)	(0.02)	(0.02)	7.78	(4.0)	3,445	0.44	1.79	38
2010	7.69	0.02		0.48	0.50	(0.06)	(0.06)	8.13	6.5	6,616	0.31	1.81	52
2009	9.11	0.06		(1.43)	(1.37)	(0.05)	(0.05)	7.69	(15.0)	6,131	0.89	1.84	111
Class C
2013	$9.62	$(0.02)		$1.93	$1.91	$(0.02)	$(0.02)	$11.51	19.9%	$693	(0.22)%	2.37%	53%
2012	7.56	0.01		2.05	2.06	—	—	9.62	27.3	784	0.10	2.34	41
2011	7.91	(0.00	)(c)	(0.35)	(0.35)	—	—	7.56	(4.4)	816	(0.02)	2.29	38
2010	7.49	(0.02)		0.46	0.44	(0.02)	(0.02)	7.91	5.9	999	(0.19)	2.31	52
2009	8.95	0.02		(1.44)	(1.42)	(0.04)	(0.04)	7.49	(15.8)	1,067	0.37	2.34	111
Class I
2013	$9.93	$0.09		$1.99	$2.08	$(0.12)	$(0.12)	$11.89	21.2%	$2,204	0.84%	1.37%	53%
2012	7.83	0.09		2.12	2.21	(0.11)	(0.11)	9.93	28.5	4,377	0.96	1.34	41
2011	8.19	0.10		(0.39)	(0.29)	(0.07)	(0.07)	7.83	(3.6)	1,258	1.07	1.29	38
2010	7.73	0.06		0.49	0.55	(0.09)	(0.09)	8.19	7.1	1,043	0.81	1.31	52
2009	9.23	0.10		(1.49)	(1.39)	(0.11)	(0.11)	7.73	(15.0)	691	1.44	1.34	111

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2013, 2012, 2011, 2010, and 2009 would have been 1.60% 1.56%, 1.52%, 1.54%, and 1.57% (Class AAA), 1.85%, 1.81%, 1.77%, 1.79%, and 1.82% (Class A), 2.35%, 2.31%, 2.27%, 2.29%, and 2.32% (Class C), and 1.35%, 1.31%, 1.27%, 1.29%, and 1.32% (Class I), respectively.

(a)	Per share data is calculated using the average shares outstanding method.
(b)

The Fund incurred interest expense of during the years ended September 30, 2013, 2012, 2011, 2010, and 2009. This interest expense was paid for by prior years Custodian Fee Credits. The effect of interest expense was minimal.

(c)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income	Operating Expenses††	Portfolio Turnover Rate
Balanced Fund
Class AAA
2013	$11.48	$0.15	$1.28	$1.43	$(0.15)	—	$(0.15)	$12.76	12.5%	$70,824	1.21%	1.30%	36%
2012	9.86	0.16	1.62	1.78	(0.16)	—	(0.16)	11.48	18.2	78,999	1.47	1.30	34
2011	10.13	0.18	(0.27)	(0.09)	(0.18)	—	(0.18)	9.86	(1.0)	76,941	1.65	1.24	24
2010	9.65	0.14	0.49	0.63	(0.15)	—	(0.15)	10.13	6.5	106,782	1.45	1.26	33
2009	10.47	0.17	(0.77)	(0.60)	(0.17)	$(0.05)	(0.22)	9.65	(5.6)	123,323	1.86	1.27	89
Class A
2013	$11.53	$0.12	$1.29	$1.41	$(0.12)	—	$(0.12)	$12.82	12.3%	$5,869	0.95%	1.55%	36%
2012	9.90	0.13	1.64	1.77	(0.14)	—	(0.14)	11.53	17.9	5,121	1.21	1.55	34
2011	10.17	0.15	(0.26)	(0.11)	(0.16)	—	(0.16)	9.90	(1.2)	4,298	1.40	1.49	24
2010	9.69	0.12	0.48	0.60	(0.12)	—	(0.12)	10.17	6.2	5,136	1.20	1.51	33
2009	10.51	0.14	(0.76)	(0.62)	(0.15)	$(0.05)	(0.20)	9.69	(5.8)	5,995	1.61	1.52	89
Class B
2013	$11.64	$0.07	$1.29	$1.36	$(0.04)	—	$(0.04)	$12.96	11.7%	$1	0.56%	2.05%	36%
2012	9.99	0.08	1.65	1.73	(0.08)	—	(0.08)	11.64	17.3	7	0.75	2.05	34
2011	10.25	0.09	(0.26)	(0.17)	(0.09)	—	(0.09)	9.99	(1.7)	34	0.83	1.99	24
2010	9.77	0.07	0.48	0.55	(0.07)	—	(0.07)	10.25	5.7	82	0.69	2.01	33
2009	10.60	0.10	(0.78)	(0.68)	(0.10)	$(0.05)	(0.15)	9.77	(6.3)	105	1.13	2.02	89
Class C
2013	$11.64	$0.05	$1.31	$1.36	$(0.05)	—	$(0.05)	$12.95	11.7%	$5,257	0.43%	2.05%	36%
2012	9.99	0.08	1.65	1.73	(0.08)	—	(0.08)	11.64	17.4	4,932	0.72	2.05	34
2011	10.26	0.10	(0.27)	(0.17)	(0.10)	—	(0.10)	9.99	(1.7)	4,318	0.90	1.99	24
2010	9.78	0.07	0.48	0.55	(0.07)	—	(0.07)	10.26	5.7	4,975	0.70	2.01	33
2009	10.61	0.10	(0.77)	(0.67)	(0.11)	$(0.05)	(0.16)	9.78	(6.2)	4,859	1.06	2.02	89
Class I
2013	$11.48	$0.18	$1.28	$1.46	$(0.18)	—	$(0.18)	$12.76	12.8%	$1,060	1.44%	1.05%	36%
2012	9.85	0.19	1.63	1.82	(0.19)	—	(0.19)	11.48	18.4	872	1.74	1.05	34
2011	10.12	0.21	(0.27)	(0.06)	(0.21)	—	(0.21)	9.85	(0.7)	1,834	1.92	0.99	24
2010	9.64	0.17	0.48	0.65	(0.17)	—	(0.17)	10.12	6.8	1,769	1.70	1.01	33
2009	10.46	0.19	(0.77)	(0.58)	(0.19)	$(0.05)	(0.24)	9.64	(5.3)	1,451	2.07	1.02	89

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2013, 2012, 2011, 2010, and 2009 would have been 1.28%, 1.27%, 1.22%, 1.24%, and 1.25% (Class AAA), 1.53%, 1.52%, 1.47%, 1.49%, and 1.50% (Class A), 2.03%, 2.02%, 1.97%, 1.99%, and 2.00% (Class B and Class C), and 1.03%, 1.02%, 0.97%, 0.99%, and 1.00% (Class I), respectively.

(a)	Per share data is calculated using the average shares outstanding method.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Period Ended September 30	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income	Operating Expenses Net of Waivers/ Reimbursements††	Operating Expenses Before Waivers/ Reimbursements†††	Portfolio Turnover Rate
Intermediate Bond Fund
Class AAA
2013	$12.06	$0.14	$(0.36)	$(0.22)	$(0.15)	$(0.01)	$(0.16)	$11.68	(1.9)%	$8,737	1.21%	1.00%	1.36%	20%
2012	11.91	0.19	0.22	0.41	(0.19)	(0.07)	(0.26)	12.06	3.5	11,230	1.56	1.00	1.33	15
2011	11.90	0.29	0.03	0.32	(0.29)	(0.02)	(0.31)	11.91	2.7	16,959	2.45	1.00	1.39	16
2010	11.52	0.27	0.46	0.73	(0.27)	(0.08)	(0.35)	11.90	6.5	17,038	2.32	1.02	1.49	14
2009	10.84	0.28	0.68	0.96	(0.28)	—	(0.28)	11.52	9.0	13,949	2.51	1.04	1.58	18
Class A
2013	$12.04	$0.13	$(0.37)	$(0.24)	$(0.13)	$(0.01)	$(0.14)	$11.66	(2.0)%	$1,066	1.06%	1.10%	1.46%	20%
2012	11.91	0.18	0.20	0.38	(0.18)	(0.07)	(0.25)	12.04	3.1	1,365	1.46	1.10	1.43	15
2011	11.90	0.27	0.04	0.31	(0.28)	(0.02)	(0.30)	11.91	2.6	842	2.33	1.10	1.49	16
2010	11.51	0.26	0.47	0.73	(0.26)	(0.08)	(0.34)	11.90	6.4	487	2.23	1.12	1.59	14
2009	10.84	0.27	0.67	0.94	(0.27)	—	(0.27)	11.51	8.7	523	2.40	1.14	1.68	18
Class B
2013	$12.05	$0.05	$(0.37)	$(0.32)	$(0.05)	$(0.01)	$(0.06)	$11.67	(2.6)%	$5	0.43%	1.75%	2.11%	20%
2012	11.91	0.10	0.21	0.31	(0.10)	(0.07)	(0.17)	12.05	2.6	5	0.79	1.75	2.08	15
2011	11.90	0.20	0.03	0.23	(0.20)	(0.02)	(0.22)	11.91	2.0	8	1.71	1.75	2.14	16
2010	11.51	0.18	0.47	0.65	(0.18)	(0.08)	(0.26)	11.90	5.8	38	1.59	1.77	2.24	14
2009	10.84	0.20	0.67	0.87	(0.20)	—	(0.20)	11.51	8.0	130	1.77	1.79	2.33	18
Class C
2013	$11.46	$0.05	$(0.36)	$(0.31)	$(0.05)	$(0.01)	$(0.06)	$11.09	(2.7)%	$803	0.43%	1.75%	2.11%	20%
2012	11.32	0.09	0.21	0.30	(0.09)	(0.07)	(0.16)	11.46	2.7	1,772	0.80	1.75	2.08	15
2011	11.32	0.17	0.04	0.21	(0.19)	(0.02)	(0.21)	11.32	1.9	2,234	1.51	1.75	2.14	16
2010	10.96	0.17	0.44	0.61	(0.17)	(0.08)	(0.25)	11.32	5.7	1,716	1.50	1.77	2.24	14
2009	10.31	0.19	0.65	0.84	(0.19)	—	(0.19)	10.96	8.3	582	1.76	1.79	2.33	18
Class I
2013	$12.06	$0.17	$(0.36)	$(0.19)	$(0.18)	$(0.01)	$(0.19)	$11.68	(1.6)%	$11,910	1.45%	0.75%	1.11%	20%
2012	11.92	0.22	0.21	0.43	(0.22)	(0.07)	(0.29)	12.06	3.6	9,326	1.82	0.75	1.08	15
2011	11.91	0.32	0.03	0.35	(0.32)	(0.02)	(0.34)	11.92	3.0	125	2.68	0.75	1.14	16
2010	11.52	0.30	0.47	0.77	(0.30)	(0.08)	(0.38)	11.91	6.8	125	2.58	0.77	1.24	14
2009	10.85	0.31	0.67	0.98	(0.31)	—	(0.31)	11.52	9.1	322	2.75	0.79	1.33	18

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

††

The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the ratios for the years ended September 30, 2010 and 2009 would have been 1.00% and 1.00% (Class AAA), 1.10% and 1.10% (Class A), 1.75% and 1.75% (Class B and Class C), and 0.75% and 0.75% (Class I), respectively. For the years ended September 30, 2013, 2012 and 2011, there were no Custodian Fee Credits.

†††

The ratios do not include a reduction for Custodian Fee Credits. Including such Custodian Fee Credits, the ratios for the years ended September 30, 2010 and 2009 would have been 1.47% and 1.54% (Class AAA), 1.57% and 1.64% (Class A), 2.22% and 2.29% (Class B and Class C), and 1.22% and 1.29% (Class I), respectively. For the years ended September 30, 2013, 2012 and 2011, there were no Custodian Fee Credits.

(a)	Per share data is calculated using the average shares outstanding method.

See accompanying notes to financial statements.

TETON Westwood Funds

Notes to Financial Statements

1. Organization. The TETON Westwood Funds (the “Trust”) was organized as a Massachusetts business trust on June 12, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and currently consists of seven active separate investment portfolios: TETON Westwood Mighty Mites Fund (“Mighty Mites Fund”), TETON Westwood SmallCap Equity Fund (“SmallCap Equity Fund”), TETON Westwood Mid-Cap Equity Fund (“Mid-Cap Equity Fund”), TETON Westwood Income Fund (“Income Fund”), TETON Westwood Equity Fund (“Equity Fund”), TETON Westwood Balanced Fund (“Balanced Fund”), and TETON Westwood Intermediate Bond Fund (“Intermediate Bond Fund”), (individually, a “Fund” and collectively, the “Funds”), each with five classes of shares outstanding except for the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Equity Fund each with four classes outstanding. Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class.

The investment objectives of each Fund are as follows:

—	Mighty Mites Fund seeks to provide long term capital appreciation by investing primarily in micro-capitalization equity securities.

—	SmallCap Equity Fund seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

—	Mid-Cap Equity Fund seeks to provide long term growth of capital and future income by investing primarily in mid-cap equity securities.

—	Income Fund seeks to provide a high level of current income as well as long term capital appreciation.

—	Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

—	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

—	Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

2. Significant Accounting Policies. The Trust’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Teton Advisors, Inc. (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including a Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/13
MIGHTY MITES FUND INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Building and Construction	$5,654,043	$941,265	—	$6,595,308
Consumer Products	23,307,550	31	—	23,307,581
Diversified Industrial	73,742,181	148,960	—	73,891,141
Entertainment	8,374,916	—	$3	8,374,919
Equipment and Supplies	53,377,773	—	3,088	53,380,861
Financial Services	43,678,134	1,121,380	—	44,799,514
Health Care	75,413,260	—	640	75,413,900
Real Estate	12,708,028	—	983	12,709,011
Specialty Chemicals	19,444,825	1,336	20,700	19,466,861
Telecommunications	16,939,152	3,156	—	16,942,308
Transportation	2,401,060	—	465	2,401,525
Other Industries(a)	456,816,705	—	—	456,816,705
Total Common Stocks	791,857,627	2,216,128	25,879	794,099,634
Preferred Stocks(a)	1,168,186	—	—	1,168,186
Convertible Preferred Stocks(a)	—	15,045	—	15,045
Rights(a)	—	—	346,000	346,000
Warrants(a)	41,869	—	0	41,869
Corporate Bonds(a)	—	—	40,860	40,860
U.S. Government Obligations	—	271,829,961	—	271,829,961
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$793,067,682	$274,061,134	$412,739	$1,067,541,555

SMALLCAP EQUITY FUND INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$41,326,013	—	—	$41,326,013
U.S. Government Obligations	—	$964,985	—	964,985
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$41,326,013	$964,985	—	$42,290,998

MID-CAP EQUITY FUND INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$1,991,922	—	—	$1,991,922
U.S. Government Obligations	—	$144,997	—	144,997
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,991,922	$144,997	—	$2,136,919

INCOME FUND INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$7,354,985	—	—	$7,354,985
U.S. Government Obligations	—	$1,479,948	—	1,479,948
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$7,354,985	$1,479,948	—	$8,834,933

TETON Westwood Funds

Notes to Financial Statements (Continued)

		Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 09/30/13
EQUITY FUND INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$69,409,750	—	—	$69,409,750
Short Term Investments	753,449	—	—	753,449
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$70,163,199	—	—	$70,163,199

BALANCED FUND INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks(a)	$52,926,356	—	—	$52,926,356
Corporate Bonds(a)	—	$14,925,548	—	14,925,548
U.S. Government Agency Obligations	—	5,979,607	—	5,979,607
U.S. Government Obligations	—	7,763,488	—	7,763,488
Short Term Investments	2,679,609	—	—	2,679,609
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$55,605,965	$28,668,643	—	$84,274,608

INTERMEDIATE BOND FUND INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Corporate Bonds(a)	—	$9,158,002	—	$9,158,002
U.S. Government Agency Obligations	—	7,711,444	—	7,711,444
U.S. Government Obligations	—	4,252,713	—	4,252,713
Short Term Investments	$2,291,568	—	—	2,291,568
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,291,568	$21,122,159	—	$23,413,727

(a)  Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Funds had no material transfers among Level 1, Level 2, and Level 3 during the year ended September 30, 2013. The Funds’ policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at September 30, 2013 or September 30, 2012 for SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, Equity Fund, Balanced Fund, and Intermediate Bond Fund.

Additional Information to Evaluate Qualitative Information.

    General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes rovided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in such Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Funds may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Funds or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements

TETON Westwood Funds

Notes to Financial Statements (Continued)

in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Funds would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of GAAP and on the basis of International Financial Reporting Standards. Management is continually evaluating the implications of ASU 2011-11 and its impact on the financial statements and, at this time, has concluded that ASU 2011-11 is not applicable to the Funds because the Funds do not have investments covered under this guidance.

Securities Sold Short. The Mighty Mites and Mid-Cap Equity Funds may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Mighty Mites and Mid-Cap Equity Funds record an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Mighty Mites and Mid-Cap Equity Funds record a realized gain or loss when the short position is closed out. By entering into a short sale, the Mighty Mites and Mid-Cap Equity Funds bear the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Mighty Mites and Mid-Cap Equity Funds on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2013, there were no short sales outstanding for the Mighty Mites and Mid-Cap Equity Funds.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Restricted Securities. Each Fund may invest up to 10% (except for the Mighty Mites Fund, SmallCap Equity Fund, and Income Fund which may invest up to 15%) of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the- counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Mighty Mites Fund held as of September 30, 2013, refer to its Schedule of Investments.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended September 30, 2013, both the Mighty Mites Fund’s and Intermediate Bond Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was 1 basis point. For the year ended September 30, 2013, the Equity Fund’s and Balanced Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point. During the year ended September 30, 2013, the SmallCap Equity Fund, Mid-Cap Equity Fund, and Income Fund held no investments in other investment companies.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statements of Operations.

Currently included in the Statements of Operations for the year ended September 30, 2013 are custodian fee credits and interest expenses that were paid for by prior years custodian fee credits as follows:

	Equity Fund	Balanced Fund
Expenses paid for by custodian fee credits:
Custodian fee expense	$(16,502)	$(21,601)
Interest expense	(990)	—

Distributions to Shareholders. Distributions from net investment income are declared and paid annually for the Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Equity Fund, and quarterly for the Income Fund and Balanced Fund. The Intermediate Bond Fund declares dividends daily and pays those dividends monthly. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of currency gains and losses, reclassifications of distributions, and adjustments on the sale of a security no longer deemed a passive foreign investment company (Mighty Mites Fund), disallowed offering expenses (Mid-Cap Equity Fund), and reclassifications of paydown loss (Intermediate Bond Fund). These reclassifications have no impact on the NAV of the Funds.

TETON Westwood Funds

Notes to Financial Statements (Continued)

For the year ended September 30, 2013, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Mighty Mites Fund	$(886,464)	$900,802	$(14,338)
SmallCap Equity Fund	—	—	—
Mid-Cap Equity Fund	2,131	—	(2,131)
Income Fund	4,729	1,888	(6,617)
Equity Fund	—	—	—
Balanced Fund	—	—	—
Intermediate Bond Fund	236	(236)	—

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2013	2012	2013	2012	2013	2012	2013	2012
	Mighty Mites Fund		SmallCap Equity Fund		Mid-Cap Equity Fund		Income Fund
Ordinary Income (inclusive of short term capital gains)	$4,504,664	$2,591,313	$18,250	$—	$—	$—	$52,492	$64,242
Net long term capital gains	10,376,781	10,156,187	—	1,212,520	—	—	—	—

Total distributions paid	$14,881,445	$12,747,500	$18,250	$1,212,520	$—	$—	$52,492	$64,242

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Ordinary Income (inclusive of short term capital gains)	$662,905	$841,818	$1,008,348	$1,348,145	$316,469	$340,572
Net long term capital gains	—	—	—	—	24,268	123,007

Total distributions paid	$662,905	$841,818	$1,008,348	$1,348,145	$340,737	$463,579

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Undistributed ordinary income (inclusive of short term capital gains)	$1,522,516	$—	$1,297	$—	$171,874	$4,833	$13,179
Undistributed long term capital gain	60,819,768	—	—	—	—	4,034,149	—
Accumulated capital loss carryforward	—	(916,852)	—	(2,260,755)	(5,066,097)	—	(4,939)
Unrealized appreciation/depreciation	273,144,421	8,987,842	78,787	1,679,136	13,981,150	13,121,521	813,108
Qualified late year loss deferral*	(4,277,706)	(110,578)	—	—	—	—	—
Other temporary differences**	—	—	—	—	—	—	(13,193)

Total accumulated earnings	$331,208,999	$7,960,412	$80,084	$(581,619)	$9,086,927	$17,160,503	$808,155

*

Qualified late year losses related to passive foreign investment companies, ordinary losses, and losses on sales of securities and foreign currency realized after October 31(certain ordinary losses incurred after December 31) and prior to the Funds’ year end may be elected as occurring on the first day of the following year.

**	Other temporary differences are due to distributions payable.

At September 30, 2013, the Funds had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The following summarizes capital loss carryforwards and expiration dates for each Fund at September 30, 2013:

Expiring in Fiscal Year	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
2016	$—	$210	$—	$—	$—	$—	$—
2017	—	585,663	—	694,663	—	—	—
2018	—	—	—	1,503,326	5,066,097	—	—
2019	—	—	—	62,766	—	—	—
Short term (post-effective with no expiration)	—	330,979	—	—	—	—	4,939

	$—	$916,852	$—	$2,260,755	$5,066,097	$—	$4,939

During the year ended September 30, 2013, the Income Fund, Equity Fund, and Balanced Fund utilized capital loss carryforwards of $266,247, $7,999,786, and $1,629,520, respectively.

At September 30, 2013, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, adjustments on hybrid sales, and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2013:

	Mighty Mites Fund	SmallCap Equity Fund	Mid-Cap Equity Fund	Income Fund	Equity Fund	Balanced Fund	Intermediate Bond Fund
Aggregate cost of investments	$794,397,675	$33,303,156	$2,058,132	$7,155,797	$56,182,049	$71,153,087	$22,600,619

Gross unrealized appreciation	$302,350,990	$10,028,381	$108,578	$1,837,231	$14,685,812	$13,828,707	$850,472
Gross unrealized depreciation	(29,207,110)	(1,040,539)	(29,791)	(158,095)	(704,662)	(707,186)	(37,364)

Net unrealized appreciation	$273,143,880	$8,987,842	$78,787	$1,679,136	$13,981,150	$13,121,521	$813,108

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. Tax years ended September 30, 2010 through September 30, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Funds have entered into investment advisory agreements (the “Advisory Agreements”) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Equity Fund, 0.75% for the Balanced Fund, and 0.60% for the Intermediate Bond Fund, of the value of a Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Funds with respect to which the Adviser transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the year ended September 30, 2013, the Mighty Mites Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $149,945.

The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund in the event annual expenses of such Funds exceed certain prescribed limits. Such fee waiver/reimbursement arrangement continues until at least January 31, 2015, except for the Mid-Cap Equity Fund, which continues until at least May 31, 2014. For the year ended September 30, 2013, the Adviser waived fees or reimbursed expenses in the amounts of $50,965, $45,488, $44,065, and $87,322 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund, respectively. In addition, the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund are obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of the Funds fall below the applicable expense limitation for Class AAA of 1.50%, 1.50%, 2.00%, and 1.00%, respectively, and

TETON Westwood Funds

Notes to Financial Statements (Continued)

for Class A of 1.75%, 1.75%, 2.25%, and 1.10%, respectively, and for Class B of 1.75% for the Intermediate Bond Fund only, and for Class C of 2.25%, 2.25%, 2.75%, and 1.75%, respectively, and for Class I of 1.25%, 1.25%, 1.75%, and 0.75%, respectively, of average daily net assets, the annual limitation under the Advisory Agreements. As of September 30, 2013, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next two fiscal years are as follows:

	For the year ended September 30, 2012, expiring September 30, 2014	For the year ended September 30, 2013, expiring September 30, 2015	Total
SmallCap Equity Fund	$63,409	$50,965	$114,374
Mid-Cap Equity Fund	—	45,488	45,488
Income Fund	50,490	44,065	94,555
Intermediate Bond Fund	71,464	87,322	158,786

The Adviser has a Subadvisory Agreement with Westwood Management Corp. (the “Subadviser”) for the Equity Fund, Balanced Fund, and Intermediate Bond Fund. The Adviser paid the Subadviser out of its advisory fees with respect to these three Funds a fee computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds.

The Adviser has a sub-administration agreement with Gabelli Funds, LLC, an affiliate, for each of the Funds. Gabelli Funds, LLC has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

The Trust pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Trust for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Trustee receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

4. Distribution Plan. The Trust’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.50% (for the Intermediate Bond Fund’s Class A Shares at an annual rate of 0.35%), 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the year ended September 30, 2013, other than short term securities, are as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Mighty Mites Fund	$151,190,419	$92,648,368	—	—
SmallCap Equity Fund	4,610,959	11,583,977	—	—
Mid-Cap Equity Fund	1,964,879	52,267
Income Fund	1,008,407	878,657	—	—
Equity Fund	37,411,680	58,056,696	—	—
Balanced Fund	27,894,095	42,372,223	$1,833,521	$750,000
Intermediate Bond Fund	2,258,980	1,760,731	3,152,694	2,446,507

6. Significant Shareholders. As of September 30, 2013, 75.6% of the Mid-Cap Equity Fund was beneficially owned by the Adviser and other affiliates, for which the affiliates and the Adviser have voting control, and 61.3% of the Intermediate Bond Fund was beneficially owned by the Sub-Adviser and other affiliates, for which the affiliates and the Sub-Adviser have voting control.

7. Transactions with Affiliates. During the year ended September 30, 2013, the Mighty Mites Fund, Income Fund, and Balanced Fund paid brokerage commissions on security trades of $113,130, $790 and $57, respectively, to G.research, Inc. (formerly Gabelli & Company, Inc.), an affiliate of the Adviser. Additionally, the Distributor retained a total of $119,491 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended September 30, 2013, the Mighty Mites Fund, Equity Fund, and Balanced Fund each paid or accrued $45,000 to the Adviser in connection with the cost of computing these Funds’ NAVs. This expense was not charged during the year ended September 30, 2013 for the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Intermediate Bond Fund.

8. Shares of Beneficial Interest. The Funds, except for the SmallCap Equity Fund, Mid-Cap Equity Fund, Income Fund, and Equity Fund that no longer offer Class B Shares, offer five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor or brokers that have entered in to selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor.

The Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Income Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund as an increase in paid-in capital. The redemption fees retained by the Mighty Mites Fund, SmallCap Equity Fund, Mid-Cap Equity Fund, and Income Fund during the year ended September 30, 2013 amounted to $3,305; $489; $0; and $208, respectively, and the year ended September 30, 2012 amounted to $1,852; $810; $0; and $1, respectively.

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,	Year Ended September 30,
	2013	2012	2013	2012	2013	2013	2012
	Mighty Mites Fund		SmallCap Equity Fund		Mid-Cap Equity Fund(a)	Income Fund
Class AAA
Shares sold	7,502,160	4,477,913	220,341	967,840	63,098	239,994	279,285
Shares issued upon reinvestment of distributions	381,989	427,647	—	34,459	—	4,627	6,566
Shares redeemed	(3,371,539)	(12,638,747)	(288,756)	(2,191,481)	—	(228,479)	(320,431)

Net increase/(decrease) in Class AAA Shares	4,512,610	(7,733,187)	(68,415)	(1,189,182)	63,098	16,142	(34,580)

Class A
Shares sold	2,614,975	1,088,497	38,137	212,978	17,957	52,518	42,072
Shares issued upon reinvestment of distributions	88,833	85,465	—	10,185	—	271	164
Shares redeemed	(1,148,097)	(1,163,294)	(156,259)	(257,267)	—	(10,411)	(6,185)

Net increase/(decrease) in Class A Shares	1,555,711	10,668	(118,122)	(34,104)	17,957	42,378	36,051

Class B
Shares issued upon reinvestment of distributions	5	5	—	—	—	—	—
Shares redeemed	(70)	(519)	—	—	—	—	—

Net decrease in Class B Shares	(65)	(514)	—	—	—	—	—

Class C
Shares sold	2,786,543	1,036,017	21,567	151,629	7,114	22,728	81,545
Shares issued upon reinvestment of distributions	104,797	109,718	—	10,935	—	114	320
Shares redeemed	(1,056,009)	(1,358,648)	(148,837)	(242,463)	—	(60,184)	(1,913)

Net increase/(decrease) in Class C Shares	1,835,331	(212,913)	(127,270)	(79,899)	7,114	(37,342)	79,952

Class I
Shares sold	6,279,203	5,607,515	192,986	863,361	110,168	10,300	3,309
Shares issued upon reinvestment of distributions	130,100	47,624	381	3,180	—	171	174
Shares redeemed	(2,078,323)	(2,019,448)	(334,566)	(102,579)	—	(6,672)	(1,426)

Net increase/(decrease) in Class I Shares	4,330,980	3,635,691	(141,199)	763,962	110,168	3,799	2,057

(a)	The Mid-Cap Equity Fund commenced investment operations on May 31, 2013.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest (continued):

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,
	2013	2012	2013	2012	2013	2012

	Equity Fund		Balanced Fund		Intermediate Bond Fund
Class AAA
Shares sold	292,231	288,471	492,830	1,624,108	102,467	442,580
Shares issued upon reinvestment of distributions	56,590	89,487	73,366	108,440	10,817	18,776
Shares redeemed	(1,970,199)	(3,471,364)	(1,897,920)	(2,658,143)	(296,417)	(953,577)

Net decrease in Class AAA Shares	(1,621,378)	(3,093,406)	(1,331,724)	(925,595)	(183,133)	(492,221)

Class A
Shares sold	20,145	24,979	90,076	109,656	108,199	94,663
Shares issued upon reinvestment of distributions	2,114	2,585	3,575	4,471	1,269	1,873
Shares redeemed	(73,053)	(144,519)	(79,773)	(104,264)	(131,358)	(53,925)

Net increase/(decrease) in Class A Shares	(50,794)	(116,955)	13,878	9,863	(21,890)	42,611

Class B
Shares issued upon reinvestment of distributions	—	—	1	15	2	6
Shares redeemed	—	—	(522)	(2,823)	(1)	(228)

Net increase/(decrease) in Class B Shares	—	—	(521)	(2,808)	1	(222)

Class C
Shares sold	3,029	13,302	169,289	45,731	25,183	118,136
Shares issued upon reinvestment of distributions	152	—	1,562	2,824	624	2,432
Shares redeemed	(24,437)	(39,750)	(188,419)	(56,997)	(107,987)	(163,199)

Net decrease in Class C Shares	(21,256)	(26,448)	(17,568)	(8,442)	(82,180)	(42,631)

Class I
Shares sold	25,901	383,544	16,870	68,811	431,571	799,149
Shares issued upon reinvestment of distributions	1,192	1,724	1,063	2,247	193	266
Shares redeemed	(282,527)	(105,152)	(10,837)	(181,230)	(185,355)	(36,735)

Net increase/(decrease) in Class I Shares	(255,434)	280,116	7,096	(110,172)	246,409	762,680

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty Mites Fund’s transactions in the securities of these issuers during the year ended September 30, 2013 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold	Ending Shares	Dividend Income	Realized Gain/(Loss)	Market Value at September 30, 2013	Percent Owned of Shares Outstanding
Beasley Broadcast Group Inc., Cl. A	548,000	26,282	—	574,282	$47,470	—	$4,990,511	9.18%
Bel Fuse, Cl. A*	107,300	5,000	—	112,300	25,752	—	1,945,036	5.16%
Burnham Holdings Inc., Cl. A	163,000	5,000	—	168,000	130,280	—	3,129,000	5.59%
Edgewater Technology Inc.	657,889	14,300	—	672,189	—	—	3,542,436	6.21%
General Chemical Group Inc.	267,226	—	—	267,226	—	—	1,336	8.59%
Sevcon Inc.	384,035	7,200	—	391,235	—	—	1,897,490	11.26%
SL Industries Inc.	258,566	5,622	(400)	263,788	517,132	$2,981	6,449,617	6.37%
Strattec Security Corp.	169,828	19,896	(928)	188,796	71,869	3,923	7,240,327	5.50%
The L.S. Starrett Co., Cl. A	309,615	5,828	—	315,443	124,067	—	3,469,873	5.18%

Total					$916,570	$6,904	$32,665,626

*	Security was not affiliated at September 30, 2012.

10. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Other Matters. On April 24, 2008, Gabelli Funds, LLC, entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, Gabelli Funds, LLC without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the

TETON Westwood Funds

Notes to Financial Statements (Continued)

same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including these Funds, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by Gabelli Funds, LLC did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreements.

12. Subsequent Events. Management has evaluated the impact on the Funds of all additional subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The TETON Westwood Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TETON Westwood Mighty MitesSM Fund, TETON Westwood SmallCap Equity Fund, TETON Westwood Income Fund, TETON Westwood Equity Fund, TETON Westwood Balanced Fund, TETON Westwood Intermediate Bond Fund and TETON Westwood Mid-Cap Equity Fund (hereafter referred to as the “Funds”) at September 30, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

November 26, 2013

2013 Tax Notice to Shareholders (Unaudited)

U.S. Government Income: – The percentage of the ordinary income dividend paid by the Income Fund, Balanced Fund, and Intermediate Bond Fund (collectively, the “Funds”) during the year ended September 30, 2013 which was derived from U.S. Treasury securities was 0.02%, 5.15%, and 15.12%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Funds did not meet this strict requirement during the year ended September 30, 2013. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

Mighty Mites Fund – For the year ended September 30, 2013, the Fund paid to shareholders ordinary income dividends (inclusive of short term capital gains) totaling $0.157, $0.115, $0.279, $0.115, and $0.191 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively, and long term capital gains totaling $10,376,781. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended September 30, 2013, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.09% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004. The Fund designates 25.54% of the ordinary income distribution as qualified short term gain.

SmallCap Equity Fund – For the year ended September 30, 2013, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.024 per share for Class I Shares. For the year ended September 30, 2013, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.13% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Mid-Cap Equity Fund – For the year ended September 30, 2013, the Fund paid no dividends to shareholders.

Income Fund – For the year ended September 30, 2013, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.078, $0.055, $0.009, and $0.102 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended September 30, 2013, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.35% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Equity Fund – For the year ended September 30, 2013, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.090, $0.067, $0.021 and $0.119 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended September 30, 2013, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.04% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Balanced Fund – For the year ended September 30, 2013, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.148, $0.118, $0.038, $0.052, and $0.179 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively. For the year ended September 30, 2013, 100.00% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100.00% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 45.77% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Intermediate Bond Fund – For the year ended September 30, 2013, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.146, $0.134, $0.054, $0.049, and $0.176 per share for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively, and long term capital gains totaling $24,268. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. The Fund designates 99.69% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004. The Fund designates 100% of the ordinary income distribution as qualified short term gain.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

TETON Westwood Funds

Board Consideration and Re-Approval of Investment Advisory  and Subadvisory Agreements

(Unaudited)

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information:

1) The nature, extent, and quality of services provided by the Adviser and the Subadviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Subadviser under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds that were affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and Subadviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY Mellon Investment Servicing (US) Inc. (BNY) to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, and by the Subadviser, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Subadviser, that (i) the Adviser and Subadviser were able to retain quality personnel, (ii) the Adviser, Subadviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Subadviser were responsive to requests of the Board, (iv) the scope and depth of the Adviser’s and Subadviser’s resources were adequate, and (v) the Adviser and Subadviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser, and the Subadviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Lipper over the short, intermediate, and long term. The Board considered each Fund’s one, three, five, and ten year average annual total return for the periods ended June 30, 2013, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Lipper and were comprised of funds within the same Lipper peer group category (the “Peer Group”), regardless of asset size or primary channel of distribution. Each Fund’s performance against the performance Peer Group (the “Performance Peer Group”) was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was above the median for the one year, three year, and ten year periods and below the median for the five year period; the Balanced Fund’s performance was above the median for the one year, three year, and ten year periods and below the median for the five year period; the SmallCap Equity Fund’s performance was below the median for the one year, three year, five year, and ten year periods; the Mighty Mites Fund’s performance was above the median for the one year, five year, and ten year periods and below the median for the three year period; the Income Fund’s performance was below the median for the one year, three year, and five year periods and at the median for the ten year period; and the Intermediate Bond Fund’s performance was below the median for the one year, three year, five year, and ten year periods. The Board also noted that the Income Fund had changed its investment objective in 2005 and therefore only had eight years of Peer Group performance data for comparison purposes. The Board Members concluded that the Funds’ performance was reasonable in comparison with that of the Performance Peer Groups.

In connection with its assessment of the performance of the Adviser and the Subadviser, the Board considered the Adviser’s and Subadviser’s financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Subadviser had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and Subadviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory and sub-advisory services and the profits to the Adviser, Subadviser, and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Lipper expense peer groups (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Subadviser were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Equity Fund, the Income Fund, and the Intermediate Bond Fund operated pursuant to a Fee Waiver and Expense Deferral Agreement with the Adviser wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus. The Board noted that the advisory fees and expense ratios for the Equity Fund, the Balanced Fund, the SmallCap Equity Fund, the Income Fund, and the Mighty Mites Fund were higher than average when compared with those of their Expense Peer Groups. Finally, the Board noted that although the Intermediate Bond Fund’s net advisory fee was lower than average, its expense ratio was higher than average when compared with its Expense Peer Group. The Board also reviewed the fees charged by the Adviser and Subadviser to provide similar advisory services to other registered investment companies with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Subadviser were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Subadviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Proforma Income Statements of the Adviser for the year ended December 31, 2012. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a proforma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Subadviser from their management of the Funds. The Board considered that the Adviser and Subadviser do use soft dollars in connection with their management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the subadvisory fee, was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, the Subadvisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

TETON Westwood Funds

Additional Fund Information (Unaudited)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the TETON Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-WESTWOOD (800-937-8966) or by writing to the TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]
INDEPENDENT TRUSTEES[4]:
Anthony J. Colavita Trustee Age: 77	Since 1994	35	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 75	Since 1994	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008

Werner J. Roeder, M.D. Trustee Age: 73	Since 1994	22	Medical Director of Lawrence Hospital and practicing private physician	—

Salvatore J. Zizza Trustee Age: 67	Since 2004	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceutical); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)
OFFICERS:
Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 61	Since 1994 Since November 2011	—	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc., 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008	—

Agnes Mullady Treasurer Age: 55	Since 2006	—	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex	—

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.
4	Trustees who are not interested persons are considered “Independent” Trustees.

TETON Westwood Funds and Your Personal Privacy

Who are we?

The TETON Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Teton Advisors, Inc., which is an affiliate of GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the TETON Westwood Funds.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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TETON WESTWOOD FUNDS

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Westwood Mid-Cap Equity Fund

TETON Westwood Income Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

TETON Westwood Intermediate Bond Fund

One Corporate Center

Rye, New York 10580-1422

General and Account Information:

800-WESTWOOD [800-937-8966]

fax: 914-921-5118

website: www.tetonadv.com

e-mail: info@tetonadv.com

Board of Trustees
ANTHONY J. COLAVITA		WERNER J. ROEDER, MD
President,		Medical Director,
Anthony J. Colavita, P.C.		Lawrence Hospital

JAMES P. CONN		SALVATORE J. ZIZZA
Former Chief Investment Officer,		Chairman,
Financial Security Assurance Holdings Ltd.		Zizza & Associates Corp.
Officers

BRUCE N. ALPERT		AGNES MULLADY
President, Secretary, and Acting Chief		Treasurer
Compliance Officer

Investment Adviser

Teton Advisors, Inc.

Custodian

The Bank of New York Mellon

Distributor

G.distributors, LLC

Legal Counsel

Paul Hastings LLP

We have separated the portfolio managers’ commentaries from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentaries is unrestricted. The financial statements and investment portfolio are mailed separately from the commentaries. Both the commentaries and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the TETON Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABWWQ313AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $126,704 in 2012 and $160,000 in 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2012 and $0 in 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,400 in 2012 and $27,080 in 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2012 and $0 in 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2012 and $0 in 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The TETON Westwood Funds

By (Signature and Title)*    /s/ Bruce N. Alpert

                                                   Bruce N. Alpert, Principal Executive Officer

Date    11/26/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Bruce N. Alpert

                                                   Bruce N. Alpert, Principal Executive Officer

Date    11/26/2013

By (Signature and Title)*    /s/ Agnes Mullady

                                                   Agnes Mullady, Principal Financial Officer and Treasurer

Date    11/26/2013

* Print the name and title of each signing officer under his or her signature.